Exhibit 13

ERC Homebuilders

Video Clip 1 – What is ERC? Answered by Jerry Ellenburg

This is Jerry Ellenburg at ERC Homebuilders. I want discuss with you the nature of your actual investment.  As a prospective shareholder of ERC Homebuilders, what you are looking to invest in is a company that is going to build homes on a large scale -- housing tracts of 50 - 100 homes at a time, that will immediately be sold to regional and national rental operators.

ERC Homebuilders

Regulation A+ Offering Video translation

We believe that there is significant pent up demand for single family homes.  And, this demand is not being driven solely be individual homebuyers.  These homes are being purchased more and more by major institutions. Institutions that are in the business of renting them. Our analysis demonstrates that there are not enough of these types of homes -- especially in rapidly growing states like Florida.  We believe the accelerating demand for quality rental homes is being driven by the cultural wave of millennials entering their next life cycle. They want privacy, more space and a backyard - and all without the hurdles and hidden expenses that come with home ownership.  We established ERC homebuilders to meet the increasing demand of build-to-rent in single family homes.  Our business model is to purchase land in the best available locations, and construct build-to-rent housing that aligns with institutional buyer requirements. In fact, we aim to secure institutional buyers before we even break ground. We have a team on board consisting of seasoned professionals with decades of experience. To help accomplish our goals. ERC Homebuilders will be building in Florida, specifically in the areas that are experiencing dynamic job and population growth. We intend to build where there is ample access to shopping, schools and leisure activities. In addition to participating in this rapid growing real estate sector we aim to provide investors annual dividend payments of 8% to be paid monthly and the first years dividend payment is tax free. Now is the time to capitalize on this wave of rental home demand. We would love to have you as shareholders with us in ERC Homebuilders.

CONTACT

For more information:

ERC Homebuilders, Inc.
2738 Falkenburg Road S.
Riverview, FL 33578

info@ERChomes.com
(813) 621-5000

Site plans, proposed amenities, product renderings and other depictions are the planned intention of ERC HomeBuilders Inc. a Development Company; however, all are conceptual by nature and are subject to change by the developer based on but not limited to regulatory approvals, marketing changes or design considerations.

Regulation A Offerings for ERC Homebuilders 1, Inc. and ERC Homebuilders 2, Inc. (each "the Company"):

No money or other consideration is being solicited, and if sent in response, will not be accepted.

No offer to buy the securities can be accepted and no part of the purchase price can be received until the offering statement filed by the Company with the SEC has been qualified by the SEC. Any such offer may be withdrawn or revoked, without obligation or commitment of any kind, at any time before notice of acceptance given after the date of qualification.

An indication of interest involves no obligation or commitment of any kind.

Offering statements regarding the ERC Homebuilders 1, Inc. and ERC Homebuilders 2, Inc offerings have been filed with the SEC. You may obtain a copy of the preliminary Offering Circulars that are a part of the offering statements from here:

ERC Homebuilders 1, Inc.
https://www.sec.gov/Archives/edgar/data/1772602/000114420419029564/tv522811_partiandii.htm

ERC Homebuilders 2, Inc
https://www.sec.gov/Archives/edgar/data/1774831/000114420419031655/tv523472_partiandii.htm

Regulation D Offering for ERC Homebuilders, Inc.:

The Regulation D offering is made only to persons who are "accredited investors" (as that term is defined in Section 501 of Regulation D promulgated under the Act).

Forward-Looking Statements
These materials may contain forward-looking statements and information relating to, among other things, the Company, its business plan and strategy, and its industry. These forward-looking statements are based on the beliefs of, assumptions made by, and information currently available to the Company's management. When used in the offering materials, the words "estimate," "project," "believe," "anticipate," "intend," "expect" and similar expressions are intended to identify forward-looking statements, which constitute forward-looking statements. These statements reflect management's current views with respect to future events and are subject to risks and uncertainties that could cause the Company's actual results to differ materially from those contained in the forward-looking statements. Investors are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date on which they are made. The Company does not undertake any obligation to revise or update these forward-looking statements to reflect events or circumstances after such date or to reflect the occurrence of unanticipated events.

ERC HOMEBUILDERS A Development Company

OUR TEAM INVESTORS NEWSROOM CONTACT

BUILD-TO-RENT HOMES

ERC Homebuilders, Inc. is a custom developer, designer and builder of "build-to-rent" homes.

There is a growing cultural, demographic and emotional wave being driven primarily by millenials. Many first-time and aspiring homeowners are seeking more space, privacy and a backyard without all of the responsibilities that come with homeownership. Additionally, build-to-rent homes make the dream of living in a single-family home a possibility for many people unable to purchase a home due to the financial pressures of a large down payment and student loans.

ERC Homebuilders, Inc. was established to address and fulfill the growing need for **build-to-rent (B2R) homes**.

We are a new business constructed by seasoned industry professionals with prior experience in every facet of ERC's operations.

ERC Homebuilders has selected to launch our business in Florida due to the state's current job and population growth. This is caused in part to great weather and zero state income tax. We target areas with strong corporate growth and appropriately priced land with access to schools, shopping and leisure activities.



ERC Homebuilders, Inc.
2738 Falkenburg Road S.
Riverview, FL 33578

info@ERChomes.com
(813) 621-5000

OUR TEAM INVESTORS NEWSROOM CONTACT

Site plans, proposed amenities, product renderings and other depictions are the planned intention of ERC HomeBuilders Inc. a Development Company; however, all are conceptual by nature and are subject to change by the developer based on but not limited to regulatory approvals, marketing changes or design considerations.

Regulation A Offerings for ERC Homebuilders 1, Inc. and ERC Homebuilders 2, Inc. (each "the Company"):

No money or other consideration is being solicited, and if sent in response, will not be accepted.

No offer to buy the securities can be accepted and no part of the purchase price can be received until the offering statement filed by the Company with the SEC has been qualified by the SEC. Any such offer may be withdrawn or revoked, without obligation or commitment of any kind, at any time before notice of acceptance given after the date of qualification.

An indication of interest involves no obligation or commitment of any kind.

Offering statements regarding the ERC Homebuilders 1, Inc. and ERC Homebuilders 2, Inc offerings have been filed with the SEC. You may obtain a copy of the preliminary Offering Circulars that are a part of the offering statements from here:

ERC Homebuilders 1, Inc.
https://www.sec.gov/Archives/edgar/data/1772602/000114420419029564/tv522811_partiandii.htm

ERC Homebuilders 2, Inc
https://www.sec.gov/Archives/edgar/data/1774831/000114420419031655/tv523472_partiandii.htm

Regulation D Offering for ERC Homebuilders, Inc.:

The Regulation D offering is made only to persons who are "accredited investors" (as that term is defined in Section 501 of Regulation D promulgated under the Act).

Forward-Looking Statements
These materials may contain forward-looking statements and information relating to, among other things, the Company, its business plan and strategy, and its industry. These forward-looking statements are based on the beliefs of, assumptions made by, and information currently available to the Company's management. When used in the offering materials, the words "estimate," "project," "believe," "anticipate," "intend," "expect" and similar expressions are intended to identify forward-looking statements, which constitute forward-looking statements. These statements reflect management's current views with respect to future events and are subject to risks and uncertainties that could cause the Company's actual results to differ materially from those contained in the forward-looking statements. Investors are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date on which they are made. The Company does not undertake any obligation to revise or update these forward-looking statements to reflect events or circumstances after such date or to reflect the occurence of unanticipated events.

INVESTORS

The increasing demand for build-to-rent single-family homes may be marking the beginning of a housing cycle. ERC Homebuilders is offering shares in the corporation and separately in each of its two subsidiaries to finance its building efforts in North and South Florida.

Corporate Offering

We are offering preferred shares to professional and accredited investors through a Reg D offering on **Manhattan Street Capital**.

LEARN MORE

Review PPM

2 Reg A+ Offerings Planned by Our Subsidiaries: North Florida and South Florida

ERC Homebuilders plans on building throughout the state of Florida. Our subsidiaries in North Florida and South Florida intend to each launch a Reg A+ offering open to investors of all wealth levels – subject to Qualification by the SEC. Each subsidiary is aiming to raise up to $50 million in equity capital to fund projects within their region.

Review Offering Circulars:

ERC Homebuilders 1, Inc.

ERC Homebuilders 2, Inc.


Tallahassee
Jacksonville
Panama City
Gainesville
2
Orlando
Tampa
1
Ft. Myers
W. Palm Beach
Miami
2 ERC Homebuilders 2
North Florida
1 ERC Homebuilders 1
South Florida

ERC Homebuilders, Inc.
2738 Falkenburg Road S.
Riverview, FL 33578
info@ERChomes.com
(813) 621-5000

Site plans, proposed amenities, product renderings and other depictions are the planned intention of ERC HomeBuilders Inc. a Development Company; however, all are conceptual by nature and are subject to change by the developer based on but not limited to regulatory approvals, marketing changes or design considerations.

Regulation A Offerings for ERC Homebuilders 1, Inc. and ERC Homebuilders 2, Inc. (each "the Company"):

No money or other consideration is being solicited, and if sent in response, will not be accepted.

No offer to buy the securities can be accepted and no part of the purchase price can be received until the offering statement filed by the Company with the SEC has been qualified by the SEC. Any such offer may be withdrawn or revoked, without obligation or commitment of any kind, at any time before notice of acceptance given after the date of qualification.

An indication of interest involves no obligation or commitment of any kind.

Offering statements regarding the ERC Homebuilders 1, Inc. and ERC Homebuilders 2, Inc offerings have been filed with the SEC. You may obtain a copy of the preliminary Offering Circulars that are a part of the offering statements from here:

ERC Homebuilders 1, Inc.
https://www.sec.gov/Archives/edgar/data/1772602/000114420419029564/tv522811_partiandii.htm

ERC Homebuilders 2, Inc
https://www.sec.gov/Archives/edgar/data/1774831/000114420419031655/tv523472_partiandii.htm

Regulation D Offering for ERC Homebuilders, Inc.:

The Regulation D offering is made only to persons who are "accredited investors" (as that term is defined in Section 501 of Regulation D promulgated under the Act).

Forward-Looking Statements
These materials may contain forward-looking statements and information relating to, among other things, the Company, its business plan and strategy, and its industry. These forward-looking statements are based on the beliefs of, assumptions made by, and information currently available to the Company's management. When used in the offering materials, the words "estimate," "project," "believe," "anticipate," "intend," "expect" and similar expressions are intended to identify forward-looking statements, which constitute forward-looking statements. These statements reflect management's current views with respect to future events and are subject to risks and uncertainties that could cause the Company's actual results to differ materially from those contained in the forward-looking statements. Investors are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date on which they are made. The Company does not undertake any obligation to revise or update these forward-looking statements to reflect events or circumstances after such date or to reflect the occurrence of unanticipated events.

NEWSROOM

This page will be updated frequently as we are in the news and with press releases related to ERC Homebuilders and its subsidiaries' activities and progress. *Stay tuned...*

Press Releases

ERC Homebuilders Offers First Opportunity for Wide Range of Investors To Ride Build-To-Rent Wave

read more

Media Resources

ERC Factsheets:
About ERC Homebuilders, Inc. | **ERC Homebuilders, Inc. Offerings**

ERC Infographic

ERC logo on Black (on black background)
ERC logo on White (on white background)

Headshots (high resolution):
Gerald Ellenburg | **Ryan T. Koenig**

For media inquiries, please contact:

Wendy Marx, Marx Communications
wmarx@marxcommunications.com
203-445-2850

ERC Homebuilders, Inc.
2738 Falkenburg Road S.
Riverview, FL 33578
info@ERChomes.com
(813) 621-5000

Site plans, proposed amenities, product renderings and other depictions are the planned intention of ERC HomeBuilders Inc. a Development Company; however, all are conceptual by nature and are subject to change by the developer based on but not limited to regulatory approvals, marketing changes or design considerations.

Regulation A Offerings for ERC Homebuilders 1, Inc. and ERC Homebuilders 2, Inc. (each "the Company"):

No money or other consideration is being solicited, and if sent in response, will not be accepted.

No offer to buy the securities can be accepted and no part of the purchase price can be received until the offering statement filed by the Company with the SEC has been qualified by the SEC. Any such offer may be withdrawn or revoked, without obligation or commitment of any kind, at any time before notice of acceptance given after the date of qualification.

An indication of interest involves no obligation or commitment of any kind.

Offering statements regarding the ERC Homebuilders 1, Inc. and ERC Homebuilders 2, Inc offerings have been filed with the SEC. You may obtain a copy of the preliminary Offering Circulars that are a part of the offering statements from here:

ERC Homebuilders 1, Inc.
https://www.sec.gov/Archives/edgar/data/1772602/000114420419029564/tv522811_partiandii.htm

ERC Homebuilders 2, Inc
https://www.sec.gov/Archives/edgar/data/1774831/000114420419031655/tv523472_partiandii.htm

Regulation D Offering for ERC Homebuilders, Inc.:

The Regulation D offering is made only to persons who are "accredited investors" (as that term is defined in Section 501 of Regulation D promulgated under the Act).

Forward-Looking Statements
These materials may contain forward-looking statements and information relating to, among other things, the Company, its business plan and strategy, and its industry. These forward-looking statements are based on the beliefs of, assumptions made by, and information currently available to the Company's management. When used in the offering materials, the words "estimate," "project," "believe," "anticipate," "intend," "expect" and similar expressions are intended to identify forward-looking statements, which constitute forward-looking statements. These statements reflect management's current views with respect to future events and are subject to risks and uncertainties that could cause the Company's actual results to differ materially from those contained in the forward-looking statements. Investors are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date on which they are made. The Company does not undertake any obligation to revise or update these forward-looking statements to reflect events or circumstances after such date or to reflect the occurrence of unanticipated events.

OUR TEAM

The ERC Homebuilders team consists of seasoned professionals with decades of experience in private equity, specialty finance, real estate development, construction and alternative investments. Our goal is to drive value and results while helping to spearhead the growing market of rentable homes.



Gerald Ellenburg
Chairman and Chief Executive Officer



Ryan T. Koenig
President and Chief Operating Officer



David A. Morris III
Consulting Chief Financial Officer



Scott Smylie
General Counsel and Secretary



Rod Turner
Board Member and Advisor

ERC Homebuilders, Inc.
2738 Falkenburg Road S.
Riverview, FL 33578
info@ERChomes.com
(813) 621-5000

Site plans, proposed amenities, product renderings and other depictions are the planned intention of ERC HomeBuilders Inc. a Development Company; however, all are conceptual by nature and are subject to change by the developer based on but not limited to regulatory approvals, marketing changes or design considerations.

Regulation A Offerings for ERC Homebuilders 1, Inc. and ERC Homebuilders 2, Inc. (each "the Company"):

No money or other consideration is being solicited, and if sent in response, will not be accepted.

No offer to buy the securities can be accepted and no part of the purchase price can be received until the offering statement filed by the Company with the SEC has been qualified by the SEC. Any such offer may be withdrawn or revoked, without obligation or commitment of any kind, at any time before notice of acceptance given after the date of qualification.

An indication of interest involves no obligation or commitment of any kind.

Offering statements regarding the ERC Homebuilders 1, Inc. and ERC Homebuilders 2, Inc offerings have been filed with the SEC. You may obtain a copy of the preliminary Offering Circulars that are a part of the offering statements from here:

ERC Homebuilders 1, Inc.
https://www.sec.gov/Archives/edgar/data/1772602/000114420419029564/tv522811_partiandii.htm

ERC Homebuilders 2, Inc
https://www.sec.gov/Archives/edgar/data/1774831/000114420419031655/tv523472_partiandii.htm

Regulation D Offering for ERC Homebuilders, Inc.:

The Regulation D offering is made only to persons who are "accredited investors" (as that term is defined in Section 501 of Regulation D promulgated under the Act).

Forward-Looking Statements
These materials may contain forward-looking statements and information relating to, among other things, the Company, its business plan and strategy, and its industry. These forward-looking statements are based on the beliefs of, assumptions made by, and information currently available to the Company's management. When used in the offering materials, the words "estimate," "project," "believe," "anticipate," "intend," "expect" and similar expressions are intended to identify forward-looking statements, which constitute forward-looking statements. These statements reflect management's current views with respect to future events and are subject to risks and uncertainties that could cause the Company's actual results to differ materially from those contained in the forward-looking statements. Investors are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date on which they are made. The Company does not undertake any obligation to revise or update these forward-looking statements to reflect events or circumstances after such date or to reflect the occurrence of unanticipated events.

PRESS RELEASE

Contact: Wendy Marx, Marx Communications, (203) 445-2850, wmarx@marxcommunications.com

ERC Homebuilders Offers First Opportunity for Wide Range of Investors To Ride Build-To-Rent Wave

Capitalizes on Perfect Storm of Buyer Demand With Freddie Mac Financing

RIVERVIEW, Florida, June 26, 2019 – ERC Homebuilders, Inc., a pioneer build-to-rent (B2R) real estate development company, announced today the first-known financing initiative to enable both Wall Street and Main Street investors to tap into growing millennial-driven demand for single-family rental homes.

Founded to wholesale mini-neighborhoods of B2R single-family homes, ERC Homebuilders plans to expand investor access and accelerate fundraising through concurrent offerings under both SEC Regulation D and, pending qualification, Regulation A+.

ERC's offering is expected to capitalize on Freddie Mac's recent entry into the contiguous, single-family rental market.

"As the Number 3 Freddie Mac lender in 2018, we are very excited about Freddie Mac's entering the single family build-for-rent space," said Keaton Merrell, Managing Director, Capital Markets at Walker & Dunlop. "Freddie Mac for the first time is applying its attractive multifamily underwriting to the build-for-rent communities. This will actively open up financing options for buyers in the build-to-rent space."

Leveraging more than 100 combined years in real estate development, management and investment and over $1 billion in construction experience of its principals, ERC Homebuilders plans to presell homes first in Florida and later throughout the Southeast. The new homes, designed primarily for millennials, are intended to be wholesaled to institutional investors in bundles of at least 20 houses in contiguous areas for maximum efficiency and simplicity.

"By providing both Reg D and Reg A+ offerings, we want to enable a broad swath of investors – from institutional investors to wealthy individuals to everyday investors – to participate in the fastest-growing segment of the U.S. housing market," said Jerry Ellenburg, chairman and chief executive officer of ERC Homebuilders and a 35-year real estate and finance veteran who has managed more than $750 million in debt and equity financings.

ERC Homebuilders has released a private offering to accredited and qualified investors pursuant to SEC Rule 506(c) of Regulation D. In addition, the company has submitted SEC Form 1-A filings for two planned offerings under Regulation A+.

"To my knowledge, this is the first time a Reg A+ offering has been used to raise growth capital for build-to-rent real estate development," said Rod Turner, an ERC Homebuilders board member and the founder and CEO of Manhattan Street Capital, whose online fundraising

platform ERC Homebuilders is using for its Reg D offering and plans to use for its Reg A+ offerings.

ERC Homebuilders is tapping into growing demand for B2R homes, especially among millennials who want the comforts and privacy of a home but can't afford a down payment. Single-family for rent is the fastest-growing segment of the U.S. housing market, with the pace predicted to continue for years. (Please see the fact sheet and infographic linked below for statistics and housing trends.)

"This is just the beginning of a very long runway for the build-for-rent space," said Michael Finch, principal of SVN | SFRhub Advisors, the first national, dedicated commercial real estate brokerage serving that sector. ERC Homebuilders will use SVN's marketplace to sell its properties. "There is huge pent-up demand from institutional investors in the BFR market. We have a $2 billion backlog in requests from our clients for opportunities in this segment."

Dennis Cisterna, CEO of Guardian Residential, established to acquire B2R housing, said: "We are still seeing tremendous demand for single-family rental product in nearly every major metro area throughout the South and Southeast regions of the United States. As distressed opportunities have faded away, we feel confident that build-to-rent is the next evolution in the sector and provides a tremendous risk-adjusted return."

Offering details

The Reg D offering provides preferred equity investment opportunities to accredited and qualified investors, with minimum investments of $500,000 for institutional investors and $10,000 for individual accredited investors. The overall return on equity is projected toward the mid-20% range, with benefits including annual dividend payments of 8%, paid monthly from the date of investment.

ERC Homebuilders also intends to provide an 8% annual dividend opportunity with its Reg A+ offerings, which will be open to investors of all wealth levels worldwide and feature a minimum investment of $500.

For more information on the Reg D investment, qualified investors may view the PPM. The preliminary SEC Form 1-A filings for the ERC Homebuilders 1 subsidiary and the ERC Homebuilders 2 subsidiary are available here and here, respectively.

About ERC Homebuilders fact sheet:
http://erchomes.com/wp-content/themes/erc/downloads/About-ERC-Homebuilders-Inc.pdf

ERC Homebuilders offerings fact sheet:
http://erchomes.com/wp-content/themes/erc/downloads/ERC-Homebuilders-Inc-Offerings.pdf

Infographic:
http://erchomes.com/wp-content/themes/erc/downloads/ERC-Homebuilders-Inc-Infographic.pdf

About ERC Homebuilders, Inc.

ERC Homebuilders, Inc. was founded in 2018 as a pioneer build-to-rent (B2R) real estate development company wholesaling mini-neighborhoods of affordable single-family homes. Marshaling senior executive experience of over 100 combined years and $1 billion in construction experience, the company is at the forefront of the emerging B2R boom. Using

innovative internet crowd financing via Regulation D and Regulation A+ offerings, ERC Homebuilders will offer investors the opportunity to invest in B2R homes presold in bundles to institutional investors. ERC Homebuilders plans to satisfy the pent-up demand of institutional investors for new rental housing, while meeting the need of millennials and others for single-family living without the hurdles of home ownership. The company will initially build in Florida, later expanding to other Southeastern states.

Regulation A Offerings for ERC Homebuilders 1, Inc. and ERC Homebuilders 2, Inc. (each "the Company"):

No money or other consideration is being solicited, and if sent in response, will not be accepted.

No offer to buy the securities can be accepted and no part of the purchase price can be received until the offering statement filed by the Company with the SEC has been qualified by the SEC. Any such offer may be withdrawn or revoked, without obligation or commitment of any kind, at any time before notice of acceptance given after the date of qualification.

An indication of interest involves no obligation or commitment of any kind.

Offering statements regarding the offerings have been filed with the SEC. You may obtain copies of the preliminary Offering Circulars that are part of the offering statements from here:
ERC Homebuilders 1, Inc.: https://www.sec.gov/Archives/edgar/data/1772602/000114420419029564/tv522811_partiiandiii.htm
ERC Homebuilders 2, Inc.: https://www.sec.gov/Archives/edgar/data/1774831/000114420419031655/tv523472_partiiandiii.htm

ERC Homebuilders Offers First Opportunity for Wide Range of Investors To Ride Build-To-Rent Wave

Capitalizes on Perfect Storm of Buyer Demand With Freddie Mac Financing

June 26, 2019 09:05 AM Eastern Daylight Time

RIVERVIEW, Fla.--(BUSINESS WIRE)--ERC Homebuilders, Inc., a pioneer build-to-rent (B2R) real estate development company, announced today the first-known financing initiative to enable both Wall Street and Main Street investors to tap into growing millennial-driven demand for single-family rental homes.

Excited to announce new financing initiative for Wall Street and Main Street investors to tap into growing millennial demand for single-family rental homes.

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Founded to wholesale mini-neighborhoods of B2R single-family homes, ERC Homebuilders plans to expand investor access and accelerate fundraising through concurrent offerings under both SEC Regulation D and, pending qualification, Regulation A+.

ERC's offering is expected to capitalize on Freddie Mac's recent entry into the contiguous, single-family rental market.

"As the Number 3 Freddie Mac lender in 2018, we are very excited about Freddie Mac's entering the single family build-for-rent space," said Keaton Merrell, Managing Director, Capital Markets at Walker & Dunlop. "Freddie Mac for the first time is applying its attractive multifamily underwriting to the build-for-rent communities. This will actively open up financing options for buyers in the build-to-rent space."

Leveraging more than 100 combined years in real estate development, management and investment and over $1 billion in construction experience of its principals, ERC Homebuilders plans to presell homes first in Florida and later throughout the Southeast. The new homes, designed primarily for millennials, are intended to be wholesaled to institutional investors in bundles of at least 20 houses in contiguous areas for maximum efficiency and simplicity.

"By providing both Reg D and Reg A+ offerings, we want to enable a broad swath of investors – from institutional investors to wealthy individuals to everyday investors – to participate in the fastest-growing segment of the U.S. housing market," said Jerry Ellenburg, chairman and chief executive officer of ERC Homebuilders and a 35-year real estate and finance veteran who has managed more than $750 million in debt and equity financings.

ERC Homebuilders has released a private offering to accredited and qualified investors pursuant to SEC Rule 506(c) of Regulation D. In addition, the company has submitted SEC Form 1-A filings for two planned offerings under Regulation A+.

"To my knowledge, this is the first time a Reg A+ offering has been used to raise growth capital for build-to-rent real estate development," said Rod Turner, an ERC Homebuilders board member and the founder and CEO of Manhattan Street Capital, whose online fundraising platform ERC Homebuilders is using for its Reg D offering and plans to use for its Reg A+ offerings.

ERC Homebuilders is tapping into growing demand for B2R homes, especially among millennials who want the comforts and privacy of a home but can't afford a down payment. Single-family for rent is the fastest-growing segment of the U.S. housing market, with the pace predicted to continue for years. (Please see the fact sheet and infographic linked below for statistics and housing trends.)

"This is just the beginning of a very long runway for the build-for-rent space," said Michael Finch, principal of SVN | SFRhub Advisors, the first national, dedicated commercial real estate brokerage serving that sector. ERC Homebuilders will use SVN's marketplace to sell its properties. "There is huge pent-up demand from institutional investors in the BFR market. We have a $2 billion backlog in requests from our clients for opportunities in this segment."

Dennis Cisterna, CEO of Guardian Residential, established to acquire B2R housing, said: "We are still seeing tremendous demand for single-family rental product in nearly every major metro area throughout the South and Southeast regions of the United States. As distressed opportunities have faded away, we feel confident that build-to-rent is the next evolution in the sector and provides a tremendous risk-adjusted return."

Offering details

The Reg D offering provides preferred equity investment opportunities to accredited and qualified investors, with minimum investments of $500,000 for institutional investors and $10,000 for individual accredited investors. The overall return on equity is projected toward the mid-20% range, with benefits including annual dividend payments of 8%, paid monthly from the date of investment.

ERC Homebuilders also intends to provide an 8% annual dividend opportunity with its Reg A+ offerings, which will be open to investors of all wealth levels worldwide and feature a minimum investment of $500.

For more information on the Reg D investment, qualified investors may view the PPM. The preliminary SEC Form 1-A filings for the ERC Homebuilders 1 subsidiary and the ERC Homebuilders 2 subsidiary are available here and here, respectively.

About ERC Homebuilders fact sheet:
http://erchomes.com/wp-content/themes/erc/downloads/About-ERC-Homebuilders-Inc.pdf

ERC Homebuilders offerings fact sheet:
http://erchomes.com/wp-content/themes/erc/downloads/ERC-Homebuilders-Inc-Offerings.pdf

Infographic:
http://erchomes.com/wp-content/themes/erc/downloads/ERC-Homebuilders-Inc-Infographic.pdf

About ERC Homebuilders, Inc.

ERC Homebuilders, Inc. was founded in 2018 as a pioneer build-to-rent (B2R) real estate development company wholesaling mini-neighborhoods of affordable single-family homes. Marshaling senior executive experience of over 100 combined years and $1 billion in construction experience, the company is at the forefront of the emerging B2R boom. Using innovative internet crowd financing via Regulation D and Regulation A+ offerings, ERC Homebuilders will offer investors the opportunity to invest in B2R homes presold in bundles to institutional investors. ERC Homebuilders plans to satisfy the pent-up demand of institutional investors for new rental housing, while meeting the need of millennials and others for single-family living without the hurdles of home ownership. The company will initially build in Florida, later expanding to other Southeastern states.

Regulation A Offerings for ERC Homebuilders 1, Inc. and ERC Homebuilders 2, Inc. (each "the Company"):

No money or other consideration is being solicited, and if sent in response, will not be accepted.

No offer to buy the securities can be accepted and no part of the purchase price can be received until the offering statement filed by the Company with the SEC has been qualified by the SEC. Any such offer may be withdrawn or revoked, without obligation or commitment of any kind, at any time before notice of acceptance given after the date of qualification.

An indication of interest involves no obligation or commitment of any kind.

Offering statements regarding the offerings have been filed with the SEC. You may obtain copies of the preliminary Offering Circulars that are part of the offering statements from here:
ERC Homebuilders 1, Inc.: https://www.sec.gov/Archives/edgar/data/1772602/000114420419029564/tv522811_partiandiii.htm
ERC Homebuilders 2, Inc.: https://www.sec.gov/Archives/edgar/data/1774831/000114420419031655/tv523472_partiandiii.htm

Contacts

Wendy Marx
Marx Communications
(203) 445-2850
wmarx@marxcommunications.com

ERC HOMEBUILDERS, INC.

Release Summary

ERC Homebuilders, Inc. announces first-known financing initiative for both Wall Street and Main Street investors to tap into single-family-rentals.

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#realestateinvesting #realestateinvestor #investing #realestate

Contacts

Wendy Marx
Marx Communications
(203) 445-2850
wmarx@marxcommunications.com



THE FASTEST GROWING SEGMENT IN THE HOUSING MARKET: Build-to-Rent (B2R) Homes*

MAKE RESERVATION

Preliminary Offering Circular

BUILD-TO-RENT HOMES

The demand for "build-to-rent" (B2R) homes is growing at a rapid pace. Millennials and other first-time, would-be homeowners want single-family homes and the lifestyle that goes with it – more space, privacy and a backyard.** However, in today's environment this seems like a distant dream for many considering the typical 20% down-payment and carrying costs that come with owning a home.

THE PROBLEM:

consider homeownership a good investment,

only saved $3,000 for a down payment***



Watch our overview video.

This huge disconnect is an opportunity.
Fortunately, we aim to build a solution: **build-to-rent (B2R) homes by ERC Homebuilders, Inc.**

*Source: Five Things That Might Surprise You About the Urban Housing Market, The Urban Institute, 2017
**Source: Business Insider: 15 Facts About Millennials and the Economy that Everyone in Business Should Know, Andy Kiersz, May 19, 2014
***Source: Unison Survey: 1 in 5 Home Buyers Would Give Up the Right to Vote – for a Down Payment, Benjamin Feldman, May 9, 2018 (full survey).

CATCHING THE WAVE: FOCUSED ON FLORIDA


LEE COUNTY IN SOUTHWEST FLORIDA IS HOME TO
3 OF 2017's
FASTEST GROWING CITIES IN AMERICA[4]

ERC Homebuilders is catching on to the fastest-growing segment in the U.S. housing market.[1]

Today, about 16 million rental properties are single-family homes[1] with an estimated 13 million to be added by 2030.[2]

We are raising capital to initially focus our efforts in South Florida.

Why Florida?

Because of the state's current **job and population growth.**

- Florida itself has become the **17th largest economy in the world.** [3]
- Florida's population has increased to **21.3 million in 2018** from **18.8 million in 2010.**[4]
- **No state income taxes**
- **Great weather**

It is no wonder that Florida enjoys an influx of companies, start-ups and people.

Florida brought in **$17.2 billion** more from people moving into the state in 2018 than it lost from those who moved out. That was about seven times the net gains in each of the runner-up states: Texas, Washington and South Carolina.[5]

[1] Source: Five Things That Might Surprise You About the Urban Housing Market, The Urban Institute, 2017
[2] Source: Single-Family Rental Primer, Green Street Advisors, 2016
[3] Source: Florida's Booming Economy Has Real Momentum, Florida Trend, 2019
[4] Source: Florida's Population Climbs to 21.3 Million, Fox 13 News, December 2018
[5] Source: People, Money Flood into Florida, South Carolina, Barron's May 2019

BUSINESS PHILOSOPHY: DEVELOP AND SELL

Homebuilding is in Our DNA

We are developers and builders. Our core skill set includes recognizing trends, knowing where to acquire land, designing desirable homes within a set budget and executing on our plans. Our process is to aim to **pre-sell our projects to institutional investors** (private equity and hedge funds) before we ever break ground! This helps mitigate risks as we aim to deliver solid investment returns.

In our building process, we aim to place heavy importance on site selection, design and construction. We target communities experiencing strong corporate growth and seek to build around schools, offices, shopping and recreation centers. This increases desirability, resulting in expanded benefits for our institutional clients and their end clients—home renters.



INVESTMENT OPPORTUNITY

ERC Homebuilders 1, Inc. is offering a preferred equity investment opportunity to all investors under SEC Regulation A (Reg A+).

We invite you to invest in the **ERC Homebuilders 1 Reg A+ Offering**, in South Florida, aiming to raise up to $50 million in equity capital to fund projects, within this region. We hope to **locate, build, sell and repeat this process** with as many projects and as many times as makes smart economic sense for our firm and our investors.

In addition to participating in the potential price increase of our stock,
we will pay a dividend at the annual rate of 8% paid monthly.*
For many investors, the dividends may be tax-free for one year.**

Planned investment share price	*Dividend at the annual rate of*	*Minimum investment of*	*Total offering of up to*
$6 /SHARE	8% PAID MONTHLY*	$500	$50 MM
	*For many investors, this may be tax-free for one year***	*(100 shares)*	

MAKE RESERVATION

Preliminary Offering Circular

*Since the tax treatment of any distributions may vary according to the financial performance of the company, as well as the particular circumstances of the investor, investors should consult their own tax advisers, and should not assume that the distributions will be subject to the same tax treatment from year to year. ERC HomeBuilders, Inc. will not generate revenues or profits until the company has built and sold developments, and there is no guarantee that those developments will be profitable. The company will set aside a capital reserve as investments are received; dividend payments will initially be made from this reserve. There can be no guarantee of future profits.

**During the first year it is likely that dividend payments will be tax-free due to the likely treatment of dividends as a tax-free return of capital to investors and thereafter as capital gains income for a limited period. The dividend will only be payable to the extent there are legally available funds.

FOR THOSE WHO LOVE THE DETAILS


ONE OF THE FASTEST GROWING SEGMENTS IN THE HOUSING MARKET:
BUILD-TO-RENT (B2R HOMES)
AN INVESTMENT IN ERC HOMEBUILDERS 1, Inc. SOUTH FLORIDA
ERC HOMEBUILDERS
A Development Company

We have crafted an Investment Guide to walk you through many of the fine points we believe you need to know in order to make an investment decision.

READ NOW

WHO WE ARE

ERC Homebuilders, Inc. was established to develop and build build-to-rent homes. This year, we begin our development with **ERC Homebuilders 1**, focused on the South Florida region.

Our leadership team consists of seasoned professionals with decades of experience in private equity, specialty finance, real estate development, construction and alternative investments.



Gerald Ellenburg
Chairman and Chief Executive Officer



Ryan T. Koenig
President and Chief Operating Officer



David A. Morris III
Consulting Chief Financial Officer



Scott Smylie
General Counsel and Secretary



Rod Turner
Board Member

MARKET STATISTICS

As home-seekers continue to face significant barriers to homeownership, such as costly down payments, student loans, challenging credit scores and a lack of overall savings.[1] ERC aims to make living in a single-family home a reality.

Single-family homes account for nearly **39%** *OF ALL RENTAL PROPERTIES*[2]

Florida is experiencing one of the FASTEST **JOB GROWTH** RATES *amongst the 10 largest states in the nation.*[3]

Miami-Dade County alone added over **24,000** *NEW JOBS WITHIN THE LAST YEAR*[4]

The numbers paint a clear picture and ERC believes the firm and its investors are in the right place at the right time.

Join us in providing single-family rental homes to those who desire to live in a house but don't have the means to do so.

MAKE RESERVATION

Preliminary Offering Circular

[1]Source: Four Tips When Saving for a Home Down Payment, Unison/OneCall Home Ownership Survey, May 2018
[2]Source: America's Rental Housing 2017, The Harvard Joint Center for Housing Centers
[3]Source: Did You Know Florida Has One of the Top Job-Growth Rates in the Nation? Florida Chamber of Commerce, 2019
[4]Source: South Florida Reaches New Lows in Unemployment, South Florida Sun Sentinel, December 2018

verified

ERC Homebuilders Inc.
Issued on XXXX XX, 2019

Follow Us:

THE COMPANY IS "TESTING THE WATERS" UNDER REGULATION A UNDER THE SECURITIES ACT OF 1933. THIS PROCESS ALLOWS COMPANIES TO DETERMINE WHETHER THERE MAY BE INTEREST IN AN EVENTUAL OFFERING OF ITS SECURITIES. THE COMPANY IS NOT UNDER ANY OBLIGATION TO MAKE AN OFFERING UNDER REGULATION A. IT MAY CHOOSE TO MAKE AN OFFERING TO SOME, BUT NOT ALL, OF THE PEOPLE WHO INDICATE AN INTEREST IN INVESTING, AND THAT OFFERING MIGHT NOT BE MADE UNDER REGULATION A. IF THE COMPANY DOES GO AHEAD WITH AN OFFERING, IT WILL ONLY BE ABLE TO MAKE SALES AFTER IT HAS FILED AN OFFERING STATEMENT WITH THE SECURITIES AND EXCHANGE COMMISSION (SEC) AND THE SEC HAS "QUALIFIED" THE OFFERING STATEMENT. THE INFORMATION IN THAT OFFERING STATEMENT WILL BE MORE COMPLETE THAN THE INFORMATION THE COMPANY IS PROVIDING NOW, AND COULD DIFFER IN IMPORTANT WAYS. YOU MUST READ THE DOCUMENTS FILED WITH THE SEC BEFORE INVESTING.

NO MONEY OR OTHER CONSIDERATION IS BEING SOLICITED, AND IF SENT IN RESPONSE, WILL NOT BE ACCEPTED.

NO OFFER TO BUY THE SECURITIES CAN BE ACCEPTED AND NO PART OF THE PURCHASE PRICE CAN BE RECEIVED UNTIL THE OFFERING STATEMENT FILED BY THE COMPANY WITH THE SEC HAS BEEN QUALIFIED BY THE SEC. ANY SUCH OFFER MAY BE WITHDRAWN OR REVOKED, WITHOUT OBLIGATION OR COMMITMENT OF ANY KIND, AT ANY TIME BEFORE NOTICE OF ACCEPTANCE GIVEN AFTER THE DATE OF QUALIFICATION.

AN INDICATION OF INTEREST INVOLVES NO OBLIGATION OR COMMITMENT OF ANY KIND.

AN OFFERING STATEMENT REGARDING THIS OFFERING HAS BEEN FILED WITH THE SEC. YOU MAY OBTAIN A COPY OF THE PRELIMINARY OFFERING CIRCULAR THAT IS PART OF THAT OFFERING STATEMENT FROM:
https://www.sec.gov/Archives/edgar/data/1772602/000114420419019539/tv518235_partiandii.htm
FORWARD-LOOKING STATEMENTS

THE OFFERING MATERIALS MAY CONTAIN FORWARD-LOOKING STATEMENTS AND INFORMATION RELATING TO, AMONG OTHER THINGS, THE COMPANY, ITS BUSINESS PLAN AND STRATEGY, AND ITS INDUSTRY. THESE FORWARD-LOOKING STATEMENTS ARE BASED ON THE BELIEFS OF, ASSUMPTIONS MADE BY, AND INFORMATION CURRENTLY AVAILABLE TO THE COMPANY'S MANAGEMENT. WHEN USED IN THE OFFERING MATERIALS, THE WORDS "ESTIMATE," "PROJECT," "BELIEVE," "ANTICIPATE," "INTEND," "EXPECT" AND SIMILAR EXPRESSIONS ARE INTENDED TO IDENTIFY FORWARD-LOOKING STATEMENTS, WHICH CONSTITUTE FORWARD LOOKING STATEMENTS. THESE STATEMENTS REFLECT MANAGEMENT'S CURRENT VIEWS WITH RESPECT TO FUTURE EVENTS AND ARE SUBJECT TO RISKS AND UNCERTAINTIES THAT COULD CAUSE THE COMPANY'S ACTUAL RESULTS TO DIFFER MATERIALLY FROM THOSE CONTAINED IN THE FORWARD-LOOKING STATEMENTS. INVESTORS ARE CAUTIONED NOT TO PLACE UNDUE RELIANCE ON THESE FORWARD-LOOKING STATEMENTS, WHICH SPEAK ONLY AS OF THE DATE ON WHICH THEY ARE MADE. THE COMPANY DOES NOT UNDERTAKE ANY OBLIGATION TO REVISE OR UPDATE THESE FORWARD-LOOKING STATEMENTS TO REFLECT EVENTS OR CIRCUMSTANCES AFTER SUCH DATE OR TO REFLECT THE OCCURRENCE OF UNANTICIPATED EVENTS.



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ERC Homebuilders, Inc.
@ERC_Homes
ERC Homebuilders is a build-to-rent (B2R) real estate development company.
bit.ly/ERC-Invest
Riverview, FL
erchomes.com
Joined April 2019
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ERC Homebuilders, Inc. @ERC_Homes · 1d
What is ERC? Answered by Jerry Ellenburg
#realestateinvestor #realestateinvestor #realestateinvesting bit.ly/ERC-Invest
JERRY ELLENBURG
0:35 16 views
ERC Homebuilders, Inc. @ERC_Homes · 1d
New investment play for build-to-rent market:
globest.com/2019/06/27/erc... ... ... #realestateinvesting #realestateinvestor #investing @GlobeStcom
ERC Unveils New Investment Play for Build-to-Rent Market | GlobeSt
The real estate development company is offering a new financing opportunity for investors to capitalize on the single-family rental home m...
globest.com
ERC Homebuilders, Inc. @ERC_Homes · 1d
Build-to-rent housing market explodes as investors rush in.
cnbc.com/2019/06/26/sud... ... ... #investments #realestateinvestment #realestateinvestor #realestateinvestors #buildtorent
Build-to-rent housing market explodes as investors rush in
During the foreclosure crisis, investors transformed the single-family home rental market into a formally managed asset class. Now they want new ...
cnbc.com
ERC Homebuilders, Inc. @ERC_Homes · 1d
Build-to-rent explodes as investors look for new inventory.
cnbc.com/video/2019/06/... ... ... #buildtorent #realestateinvesting #realestateinvestor #RealEstate
SQUAWK alley
Build-to-rent explodes as investors look for new inventory
CNBC's Diana Olick reports on new single-family rental properties gaining popularity as investors look to increase inventory.
cnbc.com
ERC Homebuilders, Inc. @ERC_Homes · 1d
Corporate landlords are snatching up entry-level housing in Boise
idahostatesman.com/news/business/... ... ... #investment #realestateinvesting #realestate
FOR RENT
SEE INSIDE NOW
Corporate landlords are snatching up entry-level housing in Boise
Corporate investors like American Homes 4 Rent are increasingly buying single-family homes in Boise and developing them into rentals. That has cr...
idahostatesman.com
ERC Homebuilders, Inc. @ERC_Homes · 1d
3 ways to invest in real estate when you don't have loads of cash
cnbc.com/video/2019/04/... ... ... #realestate #investing
3 ways to invest in real estate when you don't have loads of cash
Diana Olick explains how even if you aren't ready to buy your forever home, you can still invest in real estate to help your bottom line.
cnbc.com
ERC Homebuilders, Inc. @ERC_Homes · 1d
SINGLE-FAMILY BUILT-FOR-RENT'S BREAK-OUT MOMENT HAS COME
builderonline.com/builder-100/si... ...
BUILD TO RENT
Single-Family Built-For-Rent's Break-Out Moment H...
Toll invests $60 million to accelerate BB Living's growth into six new markets, as builder strategies adjust to a pivot in consumer housing preferences and needs.
builderonline.com
ERC Homebuilders, Inc. @ERC_Homes · 1d
bit.ly/ERC-Invest
MortgageProfessional @NatlMortgagePro
ERC Homebuilders Seeks Investors for B2R Housing disq.us/t/3g13scv via @ERC_Homes
ERC Homebuilders, Inc. @ERC_Homes · 2d
What comes first? The home or the retirement account? bit.ly/ERC-Invest
Ali Malito @malito_ali
What comes first? The home or the retirement account?
on.mktw.net/2wuZNM7
ERC Homebuilders, Inc. @ERC_Homes · 2d
Our team consists of seasoned professionals with decades of experience in private equity, specialty #finance, #realestatedevelopment, #construction, and alternative #investments erchomes.com/team/ bit.ly/ERC-Invest
ERC Homebuilders, Inc. @ERC_Homes · 2d
Build-to-rent homes make the dream of living in a single-family home a possibility for many people unable to purchase a home due to the financial pressures of a large down payment and student loans. #investor #investing #realestate #realestateinvestor bit.ly/ERC-Invest
92% of millennials consider homeownership a good investment, but 43% of them have saved less than $3,000 for a down payment.
92%
43%
GOOD INVESTMENT
SAVED LESS THAN $3,000
ERC Homebuilders, Inc. @ERC_Homes · 2d
ERC Homebuilders is offering shares in the corporation and plans offerings for its two subsidiaries to finance its building efforts in North and South Florida. #investing #invest #realestate bit.ly/ERC-Invest
32.2% of millennials own homes, versus 60.4% of Gen Xers and 75% of baby boomers.
32.2% MILLENNIALS
60.4% GEN Xers
75% BABY BOOMERS
HOME OWNERSHIP
ERC Homebuilders, Inc. @ERC_Homes · 2d
We plan on building throughout the state of Florida. Our subsidiaries in North Florida and South Florida intend to each launch a Reg A+ offering open to investors of all wealth levels – subject to Qualification by the SEC. #investing #realestateinvestor bit.ly/ERC-Invest
3.9M new rental units are forecast for 2016-2020, with 1.5M expected to be homes.
3.9M
1.5M
ERC Homebuilders, Inc. @ERC_Homes · 2d
A fun behind the scenes with our CEO Jerry Ellenburg, who is creating videos about our brand. #realestateinvestor #investor #investing #realestate bit.ly/ERC-Invest
ERC Homebuilders, Inc. @ERC_Homes · 2d
Be a smart investor. #realestateinvestor #realestateinvesting #Investment bit.ly/ERC-Invest
One marketplace, SVN | SFRhub Advisors, has a $2B backlog in demand from its clients.
$ $
2B
SVN
SFRHUB ADVISORS
ERC Homebuilders, Inc. @ERC_Homes · 2d
Ryan T. Koenig is the President and Chief Operating Officer of ERC Homebuilders, Inc., a position he has held since December 2018. Ryan has overseen approximately $500 million in completed construction projects. #meetourteam #realestateinvestor bit.ly/ERC-Invest
ERC Homebuilders, Inc. @ERC_Homes · 2d
ERC Homebuilders Offers First Opportunity for Wide Range of Investors To Ride Build-To-Rent Wave businesswire.com/news/home/2019... ... #ERChomes #buildtorent #investing #realestateinvesting #realestateinvestor bit.ly/ERC-Invest
ERC HOMEBUILDERS
ERC Homebuilders Offers First Opportunity for Wide Range of Invest...
ERC Homebuilders, Inc. announces first-known financing initiative for both Wall Street and Main Street investors to tap into single-family-rentals.
businesswire.com
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ERC Homebuilders, Inc.
@ERC_Homes

Build-to-rent homes make the dream of living in a single-family home a possibility for many people unable to purchase a home due to the financial pressures of a large down payment and student loans. #investor #investing #realestate #realestateinvestor bit.ly/ERC-Invest


92% of millennials consider homeownership a good investment, but 43% of them have saved less than $3,000 for a down payment.
92%
43%
GOOD INVESTMENT
SAVED LESS THAN $3,000

6:18 PM - 1 Jul 2019

ERC Homebuilders, Inc.
@ERC_Homes

We plan on building throughout the state of Florida. Our subsidiaries in North Florida and South Florida intend to each launch a Reg A+ offering open to investors of all wealth levels – subject to Qualification by the SEC. #investing #realestateinvestor bit.ly/ERC-Invest


3.9M new rental units are forecast for 2016-2020, with 1.5M expected to be homes.
3.9M
1.5M

6:12 PM - 1 Jul 2019

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Ryan T. Koenig is the President and Chief Operating Officer of ERC Homebuilders, Inc., a position he has held since December 2018. Ryan has overseen approximately $500 million in completed construction projects. #meetourteam #realestateinvestor bit.ly/ERC-Invest



6:07 PM - 1 Jul 2019

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ERC Homebuilders, Inc.
@ERC_Homes

Be a smart investor. #realestateinvestor #realestateinvesting #Investment bit.ly/ERC-Invest


One marketplace, SVN | SFRhub Advisors, has a $2B backlog in demand from its clients.
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6:09 PM - 1 Jul 2019

ERC Homebuilders, Inc.
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ERC Homebuilders, Inc.
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ERC Homebuilders Offers First Opportunity for Wide Range of Investors To Ride Build-To-Rent Wave
businesswire.com/news/home/2019 … …
#ERChomes #buildtorent #investing
#realestateinvesting #realestateinvestor
bit.ly/ERC-Invest

ERC Homebuilders Offers First Opportunity for Wide Range of Investors To R…
ERC Homebuilders, Inc. announces first-known financing initiative for both Wall Street and Main Street investors to tap into single-family-rentals.
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6:03 PM - 1 Jul 2019

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ERC Homebuilders is offering shares in the corporation and plans offerings for its two subsidiaries to finance its building efforts in North and South Florida. #investing #invest #realestate bit.ly/ERC-Invest



32.2% of millennials own homes, versus 60.4% of Gen Xers and 75% of baby boomers.
32.2% MILLENNIALS
60.4% GEN Xers
75% BABY BOOMERS
HOME OWNERSHIP

6:15 PM - 1 Jul 2019


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ERC Homebuilders is a build-to-rent (B2R) real estate development company.
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ERC Homebuilders, Inc. @ERC_Homes · 1d
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Our team consists of seasoned professionals with decades of experience in private equity, specialty #finance, #realestatedevelopment, #construction, and alternative #investments erchomes.com/team/ bit.ly/ERC-Invest


Gerald Ellenburg
Chairman and Chief Executive Officer
Ryan T. Koenig
President and Chief Operating Officer
David A. Morris Jr
Consulting Chief Financial Officer
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General Counsel and Secretary
Rod Turner
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Build-to-rent homes make the dream of living in a single-family home a possibility for many people unable to purchase a home due to the financial pressures of a large down payment and student loans. #investor #investing #realestate #realestateinvestor bit.ly/ERC-Invest


92% of millennials consider homeownership a good investment, but 43% of them have saved less than $3,000 for a down payment



ERC Homebuilders, Inc

ERC HOMEBUILDERS, INC. · WEDNESDAY, JULY 3, 2019

ERC Homebuilders, Inc. was founded in 2018 as a leading build-to-rent real estate development company wholesaling mini-neighborhoods of affordable single-family, build-to-rent homes. Marshaling senior executive experience of over 100 combined years and a billion dollars in construction experience, the company is at the forefront of the emerging build-to-rent boom. Using innovative Internet crowd financing via Regulation D and Regulation A+ offerings, ERC will offer investors the opportunity to invest in build-to-rent homes presold in bundles to institutional investors. Its homes will satisfy the pent-up demand of institutional investors for new rental housing, while meeting the need of millennials and others for single family living without the hurdles of home ownership. ERC will initially build in Florida, later expanding to other Southeastern states. http://bit.ly/ERC-Invest

Regulation A Offerings for ERC Homebuilders 1, Inc. and ERC Homebuilders 2, Inc. (each "the Company"):

No money or other consideration is being solicited, and if sent in response, will not be accepted.

No offer to buy the securities can be accepted and no part of the purchase price can be received until the offering statement filed by the Company with the SEC has been qualified by the SEC. Any such offer may be withdrawn or revoked, without obligation or commitment of any kind, at any time before notice of acceptance given after the date of qualification.

An indication of interest involves no obligation or commitment of any kind.

Offering statements regarding the ERC Homebuilders 1, Inc. and ERC Homebuilders 2, Inc.offerings have been filed with the SEC. You may obtain a copy of the preliminary Offering Circulars that are a part of the offering statements from here:

ERC Homebuilders 1, Inc.

http://bit.ly/ERC1-OC

ERC Homebuilders 2, Inc

http://bit.ly/ERC2-OC

Regulation D Offering for ERC Homebuilders, Inc.:

The Regulation D offering is made only to persons who are "accredited investors" (as that term is defined in Section 501 of Regulation D promulgated under the Act).

Forward-Looking Statements

These materials may contain forward-looking statements and information relating to, among other things, the Company, its business plan and strategy, and its industry. These forward-looking statements are based on the beliefs of, assumptions made by, and information currently available to the Company's management. When used in the offering materials, the words "estimate," "project," "believe," "anticipate," "intend," "expect" and similar expressions are intended to identify forward-looking statements, which constitute forward-looking statements. These statements reflect management's current views with respect to future events and are subject to risks and uncertainties that could cause the Company's actual results to differ materially from those contained in the forward-looking statements. Investors are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date on which they are made. The Company does not undertake any obligation to revise or update these forward-looking statements to reflect events or circumstances after such date or to reflect the occurrence of unanticipated events.

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ERC Homebuilders, Inc.

Published by Matthew Meblin · June 14 at 1:09 PM

A fun behind the scenes with our CEO Jerry Ellenburg, who is creating videos about our brand.

#realestateinvestor #investor #investing #realestate

http://bit.ly/ERC-Invest

NO MONEY OR OTHER CONSIDERATION IS BEING SOLICITED, AND IF SENT IN RESPONSE, WILL NOT BE ACCEPTED. NO OFFER TO BUY THE SECURITIES CAN BE ACCEPTED AND NO PART OF THE PURCHASE PRICE CAN BE RECEIVED UNTIL THE OFFERING STATEMENT FILED BY THE COMPANY WITH THE SEC HAS BEEN QUALIFIED BY THE SEC. ANY SUCH OFFER MAY BE WITHDRAWN OR REVOKED, WITHOUT OBLIGATION OR COMMITMENT OF ANY KIND, AT ANY TIME BEFORE NOTICE OF ACCEPTANCE GIVEN AFTER THE DATE OF QUALIFICATION.

AN INDICATION OF INTEREST INVOLVES NO OBLIGATION OR COMMITMENT OF ANY KIND.

AN OFFERING STATEMENT REGARDING THIS OFFERING HAS BEEN FILED WITH THE SEC. YOU MAY OBTAIN A COPY OF THE PRELIMINARY OFFERING CIRCULAR THAT IS PART OF THAT OFFERING STATEMENT FROM:

http://bit.ly/ERC1-OC

http://bit.ly/ERC2-OC



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ERC Homebuilders, Inc.
Published by Matthew Meblin · May 23

ERC Homebuilders plans on building throughout the state of Florida. Our subsidiaries in North Florida and South Florida intend to each launch a Reg A+ offering open to investors of all wealth levels – subject to Qualification by the SEC. Each subsidiary is aiming to raise up to $50 million in equity capital to fund projects within their region.

#realestateinvestors #realestate #realestateinvesting #investing

http://bit.ly/ERC-Invest

NO MONEY OR OTHER CONSIDERATION IS BEING SOLICITED, AND IF SENT IN RESPONSE, WILL NOT BE ACCEPTED. NO OFFER TO BUY THE SECURITIES CAN BE ACCEPTED AND NO PART OF THE PURCHASE PRICE CAN BE RECEIVED UNTIL THE OFFERING STATEMENT FILED BY THE COMPANY WITH THE SEC HAS BEEN QUALIFIED BY THE SEC. ANY SUCH OFFER MAY BE WITHDRAWN OR REVOKED, WITHOUT OBLIGATION OR COMMITMENT OF ANY KIND, AT ANY TIME BEFORE NOTICE OF ACCEPTANCE GIVEN AFTER THE DATE OF QUALIFICATION.
AN INDICATION OF INTEREST INVOLVES NO OBLIGATION OR COMMITMENT OF ANY KIND.

AN OFFERING STATEMENT REGARDING THIS OFFERING HAS BEEN FILED WITH THE SEC. [THE PRELIMINARY OFFERING CIRCULAR THAT IS PART OF THAT OFFERING STATEMENT IS ATTACHED] OR [YOU MAY OBTAIN A COPY OF THE PRELIMINARY OFFERING CIRCULAR THAT IS PART OF THAT OFFERING STATEMENT FROM:

http://bit.ly/ERC1-OC
http://bit.ly/ERC2-OC


Tallahassee
Jacksonville
Panama City
Gainesville
Orlando
Tampa
Ft. Myers
W. Palm Beach
Miami
2 ERC Homebuilders 2
North Florida
1 ERC Homebuilders 1
South Florida

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ERC Homebuilders, Inc.
Published by Matthew Meblin · June 26 at 11:12 AM

ERC Homebuilders Offers First Opportunity for Wide Range of Investors To Ride Build-To-Rent Wave https://www.businesswire.com/.../ERC-Homebuilders-Offers-Oppo...
#ERChomes #buildtorent #investing #realestateinvesting #realestateinvestor

http://bit.ly/ERC-Invest

NO MONEY OR OTHER CONSIDERATION IS BEING SOLICITED, AND IF SENT IN RESPONSE, WILL NOT BE ACCEPTED. NO OFFER TO BUY THE SECURITIES CAN BE ACCEPTED AND NO PART OF THE PURCHASE PRICE CAN BE RECEIVED UNTIL THE OFFERING STATEMENT FILED BY THE COMPANY WITH THE SEC HAS BEEN QUALIFIED BY THE SEC. ANY SUCH OFFER MAY BE WITHDRAWN OR REVOKED, WITHOUT OBLIGATION OR COMMITMENT OF ANY KIND, AT ANY TIME BEFORE NOTICE OF ACCEPTANCE GIVEN AFTER THE DATE OF QUALIFICATION. AN INDICATION OF INTEREST INVOLVES NO OBLIGATION OR COMMITMENT OF ANY KIND.

AN OFFERING STATEMENT REGARDING THIS OFFERING HAS BEEN FILED WITH THE SEC. YOU MAY OBTAIN A COPY OF THE PRELIMINARY OFFERING CIRCULAR THAT IS PART OF THAT OFFERING STATEMENT FROM:

http://bit.ly/ERC1-OC
http://bit.ly/ERC2-OC

BUSINESSWIRE.COM
ERC Homebuilders Offers First Opportunity for Wide Range of Investors To Ride Build-To-Rent Wave

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ERC Homebuilders, Inc. updated their profile picture.
Published by Matthew Meblin · April 22
#realestate #investing #investor #realestateinvestors
#realestateinvesting #ERChomes #buildtorent
http://bit.ly/ERC-Invest
NO MONEY OR OTHER CONSIDERATION IS BEING SOLICITED, AND IF SENT IN RESPONSE, WILL NOT BE ACCEPTED. NO OFFER TO BUY THE SECURITIES CAN BE ACCEPTED AND NO PART OF THE PURCHASE PRICE CAN BE RECEIVED UNTIL THE OFFERING STATEMENT FILED BY THE COMPANY WITH THE SEC HAS BEEN QUALIFIED BY THE SEC. ANY SUCH OFFER MAY BE WITHDRAWN OR REVOKED, WITHOUT OBLIGATION OR COMMITMENT OF ANY KIND, AT ANY TIME BEFORE NOTICE OF ACCEPTANCE GIVEN AFTER THE DATE OF QUALIFICATION.
AN INDICATION OF INTEREST INVOLVES NO OBLIGATION OR COMMITMENT OF ANY KIND.
AN OFFERING STATEMENT REGARDING THIS OFFERING HAS BEEN FILED WITH THE SEC. [THE PRELIMINARY OFFERING CIRCULAR THAT IS PART OF THAT OFFERING STATEMENT IS ATTACHED] OR [YOU MAY OBTAIN A COPY OF THE PRELIMINARY OFFERING CIRCULAR THAT IS PART OF THAT OFFERING STATEMENT FROM:
http://bit.ly/ERC1-OC
http://bit.ly/ERC2-OC
ERC HOMEBUILDERS
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ERC Homebuilders, Inc.
Published by Matthew Meblin · May 23
Our team consists of seasoned professionals with decades of experience in private equity, specialty finance, real estate development, construction, and alternative investments. Our goal is to drive value and results while helping to spearhead the growing market of rentable homes.
http://erchomes.com/team/
http://bit.ly/ERC-Invest
NO MONEY OR OTHER CONSIDERATION IS BEING SOLICITED, AND IF SENT IN RESPONSE, WILL NOT BE ACCEPTED. NO OFFER TO BUY THE SECURITIES CAN BE ACCEPTED AND NO PART OF THE PURCHASE PRICE CAN BE RECEIVED UNTIL THE OFFERING STATEMENT FILED BY THE COMPANY WITH THE SEC HAS BEEN QUALIFIED BY THE SEC. ANY SUCH OFFER MAY BE WITHDRAWN OR REVOKED, WITHOUT OBLIGATION OR COMMITMENT OF ANY KIND, AT ANY TIME BEFORE NOTICE OF ACCEPTANCE GIVEN AFTER THE DATE OF QUALIFICATION.
AN INDICATION OF INTEREST INVOLVES NO OBLIGATION OR COMMITMENT OF ANY KIND.
AN OFFERING STATEMENT REGARDING THIS OFFERING HAS BEEN FILED WITH THE SEC. [THE PRELIMINARY OFFERING CIRCULAR THAT IS PART OF THAT OFFERING STATEMENT IS ATTACHED] OR [YOU MAY OBTAIN A COPY OF THE PRELIMINARY OFFERING CIRCULAR THAT IS PART OF THAT OFFERING STATEMENT FROM:
http://bit.ly/ERC1-OC
http://bit.ly/ERC2-OC
Ryan T. Koenig
President and Chief Operating Officer
David A. Morris III
Consulting Chief Financial Officer
Scott Smylie
General Counsel and Secretary
ERCHOMES.COM
Our Team – ERC Homebuilding
The ERC Homebuilders team consists of seasoned professionals with...
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ERC Homebuilders, Inc.
Published by Matthew Meblin · May 23

The increasing demand for build-to-rent single-family homes may be marking the beginning of a housing cycle. ERC Homebuilders is offering shares in the corporation and separately in each of its two subsidiaries to finance its building efforts in North and South Florida.

#realestateinvestors #investing #realestate #realestateinvesting

http://bit.ly/ERC-Invest

NO MONEY OR OTHER CONSIDERATION IS BEING SOLICITED, AND IF SENT IN RESPONSE, WILL NOT BE ACCEPTED. NO OFFER TO BUY THE SECURITIES CAN BE ACCEPTED AND NO PART OF THE PURCHASE PRICE CAN BE RECEIVED UNTIL THE OFFERING STATEMENT FILED BY THE COMPANY WITH THE SEC HAS BEEN QUALIFIED BY THE SEC. ANY SUCH OFFER MAY BE WITHDRAWN OR REVOKED, WITHOUT OBLIGATION OR COMMITMENT OF ANY KIND, AT ANY TIME BEFORE NOTICE OF ACCEPTANCE GIVEN AFTER THE DATE OF QUALIFICATION.
AN INDICATION OF INTEREST INVOLVES NO OBLIGATION OR COMMITMENT OF ANY KIND.

AN OFFERING STATEMENT REGARDING THIS OFFERING HAS BEEN FILED WITH THE SEC. [THE PRELIMINARY OFFERING CIRCULAR THAT IS PART OF THAT OFFERING STATEMENT IS ATTACHED] OR [YOU MAY OBTAIN A COPY OF THE PRELIMINARY OFFERING CIRCULAR THAT IS PART OF THAT OFFERING STATEMENT FROM:

http://bit.ly/ERC1-OC
http://bit.ly/ERC2-OC



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ERC Homebuilders, Inc.
Published by Matthew Meblin [?] · May 23 ·

The increasing demand for build-to-rent single-family homes may be marking the beginning of a housing cycle. ERC Homebuilders is offering shares in the corporation and separately in each of its two subsidiaries to finance its building efforts in North and South Florida.

#investing #investor #realestateinvestors #realestateinvesting #ERChomes #buildtorent

http://bit.ly/ERC-Invest

NO MONEY OR OTHER CONSIDERATION IS BEING SOLICITED, AND IF SENT IN RESPONSE, WILL NOT BE ACCEPTED. NO OFFER TO BUY THE SECURITIES CAN BE ACCEPTED AND NO PART OF THE PURCHASE PRICE CAN BE RECEIVED UNTIL THE OFFERING STATEMENT FILED BY THE COMPANY WITH THE SEC HAS BEEN QUALIFIED BY THE SEC. ANY SUCH OFFER MAY BE WITHDRAWN OR REVOKED, WITHOUT OBLIGATION OR COMMITMENT OF ANY KIND, AT ANY TIME BEFORE NOTICE OF ACCEPTANCE GIVEN AFTER THE DATE OF QUALIFICATION.
AN INDICATION OF INTEREST INVOLVES NO OBLIGATION OR COMMITMENT OF ANY KIND.

AN OFFERING STATEMENT REGARDING THIS OFFERING HAS BEEN FILED WITH THE SEC. YOU MAY OBTAIN A COPY OF THE PRELIMINARY OFFERING CIRCULAR THAT IS PART OF THAT OFFERING STATEMENT FROM:

http://bit.ly/ERC1-OC
http://bit.ly/ERC2-OC



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ERC Homebuilders, Inc.
Published by Matthew Meblin [?] · May 23

Meet Gerald Ellenburg ("Jerry"). He is the Chairman and Chief Executive Officer of ERC since August 2011. Jerry also serves as the Chairman and Chief Executive Officer of KGEM Golf, Inc. since December 2016. Jerry has a total of 35 years of experience in the following areas: real estate ownership, management and the financing of multi-family properties and management of over $750 million in debt and equity financings.

Jerry graduated from the University of California, Berkeley in 1971, and is a California-licensed CPA (inactive).

#realestate #realestateinvesting #realestateinvestors

http://bit.ly/ERC-Invest

NO MONEY OR OTHER CONSIDERATION IS BEING SOLICITED, AND IF SENT IN RESPONSE, WILL NOT BE ACCEPTED. NO OFFER TO BUY THE SECURITIES CAN BE ACCEPTED AND NO PART OF THE PURCHASE PRICE CAN BE RECEIVED UNTIL THE OFFERING STATEMENT FILED BY THE COMPANY WITH THE SEC HAS BEEN QUALIFIED BY THE SEC. ANY SUCH OFFER MAY BE WITHDRAWN OR REVOKED, WITHOUT OBLIGATION OR COMMITMENT OF ANY KIND, AT ANY TIME BEFORE NOTICE OF ACCEPTANCE GIVEN AFTER THE DATE OF QUALIFICATION.
AN INDICATION OF INTEREST INVOLVES NO OBLIGATION OR COMMITMENT OF ANY KIND.

AN OFFERING STATEMENT REGARDING THIS OFFERING HAS BEEN FILED WITH THE SEC. [THE PRELIMINARY OFFERING CIRCULAR THAT IS PART OF THAT OFFERING STATEMENT IS ATTACHED] OR [YOU MAY OBTAIN A COPY OF THE PRELIMINARY OFFERING CIRCULAR THAT IS PART OF THAT OFFERING STATEMENT FROM:

http://bit.ly/ERC1-OC
http://bit.ly/ERC2-OC



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ERC Homebuilders, Inc.
Published by Matthew Meblin · June 4 at 8:54 AM

The increasing demand for build-to-rent single-family homes may be marking the beginning of a housing cycle. ERC Homebuilders is offering shares in the corporation and separately in each of its two subsidiaries to finance its building efforts in North and South Florida.

#investing #investment

http://bit.ly/ERC-Invest

NO MONEY OR OTHER CONSIDERATION IS BEING SOLICITED, AND IF SENT IN RESPONSE, WILL NOT BE ACCEPTED. NO OFFER TO BUY THE SECURITIES CAN BE ACCEPTED AND NO PART OF THE PURCHASE PRICE CAN BE RECEIVED UNTIL THE OFFERING STATEMENT FILED BY THE COMPANY WITH THE SEC HAS BEEN QUALIFIED BY THE SEC. ANY SUCH OFFER MAY BE WITHDRAWN OR REVOKED, WITHOUT OBLIGATION OR COMMITMENT OF ANY KIND, AT ANY TIME BEFORE NOTICE OF ACCEPTANCE GIVEN AFTER THE DATE OF QUALIFICATION.
AN INDICATION OF INTEREST INVOLVES NO OBLIGATION OR COMMITMENT OF ANY KIND.

AN OFFERING STATEMENT REGARDING THIS OFFERING HAS BEEN FILED WITH THE SEC. YOU MAY OBTAIN A COPY OF THE PRELIMINARY OFFERING CIRCULAR THAT IS PART OF THAT OFFERING STATEMENT FROM:

http://bit.ly/ERC1-OC
http://bit.ly/ERC2-OC


32.2% of millennials own homes, versus 60.4% of Gen Xers and 75% of baby boomers
32.2%
MILLENNIALS
60.4%
GEN Xers
75%
BABY BOOMERS

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ERC Homebuilders, Inc.
Published by Matthew Meblin · June 12 at 6:38 AM

ERC Homebuilders plans on building throughout the state of Florida. Our subsidiaries in North Florida and South Florida intend to each launch a Reg A+ offering open to investors of all wealth levels – subject to Qualification by the SEC.

#investor #investing #realestate #realestateinvestor #realestateinvesting

http://bit.ly/ERC-Invest

NO MONEY OR OTHER CONSIDERATION IS BEING SOLICITED, AND IF SENT IN RESPONSE, WILL NOT BE ACCEPTED. NO OFFER TO BUY THE SECURITIES CAN BE ACCEPTED AND NO PART OF THE PURCHASE PRICE CAN BE RECEIVED UNTIL THE OFFERING STATEMENT FILED BY THE COMPANY WITH THE SEC HAS BEEN QUALIFIED BY THE SEC. ANY SUCH OFFER MAY BE WITHDRAWN OR REVOKED, WITHOUT OBLIGATION OR COMMITMENT OF ANY KIND, AT ANY TIME BEFORE NOTICE OF ACCEPTANCE GIVEN AFTER THE DATE OF QUALIFICATION.
AN INDICATION OF INTEREST INVOLVES NO OBLIGATION OR COMMITMENT OF ANY KIND.

AN OFFERING STATEMENT REGARDING THIS OFFERING HAS BEEN FILED WITH THE SEC. YOU MAY OBTAIN A COPY OF THE PRELIMINARY OFFERING CIRCULAR THAT IS PART OF THAT OFFERING STATEMENT FROM:

http://bit.ly/ERC1-OC
http://bit.ly/ERC2-OC


3.9M new rental units are forecast for 2016-2020, with 1.5M expected to be homes.
3.9M
1.5M

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ERC Homebuilders, Inc.
Published by Matthew Meblin (?) · June 24 at 12:19 PM

Offering statements regarding the offerings have been filed with the SEC. You may obtain a copy of the preliminary Offering Circulars that is part of the offering statements from here:

ERC Homebuilders 1, Inc.:https://www.sec.gov/ …/00011442041…/tv522811_partiiandiii.htm
ERC Homebuilders 2, Inc.:https://www.sec.gov/ …/00011442041…/tv523472_partiiandiii.htm

NO MONEY OR OTHER CONSIDERATION IS BEING SOLICITED, AND IF SENT IN RESPONSE, WILL NOT BE ACCEPTED. NO OFFER TO BUY THE SECURITIES CAN BE ACCEPTED AND NO PART OF THE PURCHASE PRICE CAN BE RECEIVED UNTIL THE OFFERING STATEMENT FILED BY THE COMPANY WITH THE SEC HAS BEEN QUALIFIED BY THE SEC. ANY SUCH OFFER MAY BE WITHDRAWN OR REVOKED, WITHOUT OBLIGATION OR COMMITMENT OF ANY KIND, AT ANY TIME BEFORE NOTICE OF ACCEPTANCE GIVEN AFTER THE DATE OF QUALIFICATION. AN INDICATION OF INTEREST INVOLVES NO OBLIGATION OR COMMITMENT OF ANY KIND.

AN OFFERING STATEMENT REGARDING THIS OFFERING HAS BEEN FILED WITH THE SEC. YOU MAY OBTAIN A COPY OF THE PRELIMINARY OFFERING CIRCULAR THAT IS PART OF THAT OFFERING STATEMENT FROM:

http://bit.ly/ERC1-OC
http://bit.ly/ERC2-OC

SEC.GOV
www.sec.gov
PART II AND III - AN OFFERING STATEMENT PURSUANT TO REGULATION A RELATING TO THESE SECURITIES HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE

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ERC Homebuilders, Inc. updated their cover photo.
Published by Matthew Meblin [?] · April 23 ·

#realestate #investing #investor #realestateinvestors #realestateinvesting #ERChomes #buildtorent

http://bit.ly/ERC-Invest

NO MONEY OR OTHER CONSIDERATION IS BEING SOLICITED, AND IF SENT IN RESPONSE, WILL NOT BE ACCEPTED. NO OFFER TO BUY THE SECURITIES CAN BE ACCEPTED AND NO PART OF THE PURCHASE PRICE CAN BE RECEIVED UNTIL THE OFFERING STATEMENT FILED BY THE COMPANY WITH THE SEC HAS BEEN QUALIFIED BY THE SEC. ANY SUCH OFFER MAY BE WITHDRAWN OR REVOKED, WITHOUT OBLIGATION OR COMMITMENT OF ANY KIND, AT ANY TIME BEFORE NOTICE OF ACCEPTANCE GIVEN AFTER THE DATE OF QUALIFICATION.
AN INDICATION OF INTEREST INVOLVES NO OBLIGATION OR COMMITMENT OF ANY KIND.

AN OFFERING STATEMENT REGARDING THIS OFFERING HAS BEEN FILED WITH THE SEC. [THE PRELIMINARY OFFERING CIRCULAR THAT IS PART OF THAT OFFERING STATEMENT IS ATTACHED] OR [YOU MAY OBTAIN A COPY OF THE PRELIMINARY OFFERING CIRCULAR THAT IS PART OF THAT OFFERING STATEMENT FROM:

http://bit.ly/ERC1-OC
http://bit.ly/ERC2-OC



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ERC Homebuilders, Inc. updated their cover photo.

Published by Matthew Meblin [?] · April 22 ·

#realestate #investing #investor #realestateinvestors #realestateinvesting #ERChomes #buildtorent

http://bit.ly/ERC-Invest

NO MONEY OR OTHER CONSIDERATION IS BEING SOLICITED, AND IF SENT IN RESPONSE, WILL NOT BE ACCEPTED. NO OFFER TO BUY THE SECURITIES CAN BE ACCEPTED AND NO PART OF THE PURCHASE PRICE CAN BE RECEIVED UNTIL THE OFFERING STATEMENT FILED BY THE COMPANY WITH THE SEC HAS BEEN QUALIFIED BY THE SEC. ANY SUCH OFFER MAY BE WITHDRAWN OR REVOKED, WITHOUT OBLIGATION OR COMMITMENT OF ANY KIND, AT ANY TIME BEFORE NOTICE OF ACCEPTANCE GIVEN AFTER THE DATE OF QUALIFICATION.

AN INDICATION OF INTEREST INVOLVES NO OBLIGATION OR COMMITMENT OF ANY KIND.

AN OFFERING STATEMENT REGARDING THIS OFFERING HAS BEEN FILED WITH THE SEC. [THE PRELIMINARY OFFERING CIRCULAR THAT IS PART OF THAT OFFERING STATEMENT IS ATTACHED] OR [YOU MAY OBTAIN A COPY OF THE PRELIMINARY OFFERING CIRCULAR THAT IS PART OF THAT OFFERING STATEMENT FROM:

http://bit.ly/ERC1-OC

http://bit.ly/ERC2-OC



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ERC Homebuilders, Inc.
Published by Matthew Meblin · June 20 at 9:55 AM

Be a smart investor.

#realestateinvestor #realestateinvesting

http://bit.ly/ERC-Invest

NO MONEY OR OTHER CONSIDERATION IS BEING SOLICITED, AND IF SENT IN RESPONSE, WILL NOT BE ACCEPTED. NO OFFER TO BUY THE SECURITIES CAN BE ACCEPTED AND NO PART OF THE PURCHASE PRICE CAN BE RECEIVED UNTIL THE OFFERING STATEMENT FILED BY THE COMPANY WITH THE SEC HAS BEEN QUALIFIED BY THE SEC. ANY SUCH OFFER MAY BE WITHDRAWN OR REVOKED, WITHOUT OBLIGATION OR COMMITMENT OF ANY KIND, AT ANY TIME BEFORE NOTICE OF ACCEPTANCE GIVEN AFTER THE DATE OF QUALIFICATION. AN INDICATION OF INTEREST INVOLVES NO OBLIGATION OR COMMITMENT OF ANY KIND.

AN OFFERING STATEMENT REGARDING THIS OFFERING HAS BEEN FILED WITH THE SEC. YOU MAY OBTAIN A COPY OF THE PRELIMINARY OFFERING CIRCULAR THAT IS PART OF THAT OFFERING STATEMENT FROM:

http://bit.ly/ERC1-OC
http://bit.ly/ERC2-OC


One marketplace, SVN | SFRhub Advisors, has a $2B backlog in demand from its clients.
2B
SVN
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ERC Homebuilders, Inc.
Published by Matthew Meblin · June 18 at 11:55 AM ·

What is ERC? Answered by Jerry Ellenburg

#realestateinvestor #realestateinvestor #realestateinvesting

http://bit.ly/ERC-Invest

NO MONEY OR OTHER CONSIDERATION IS BEING SOLICITED, AND IF SENT IN RESPONSE, WILL NOT BE ACCEPTED.
NO OFFER TO BUY THE SECURITIES CAN BE ACCEPTED AND NO PART OF THE PURCHASE PRICE CAN BE RECEIVED UNTIL THE OFFERING STATEMENT FILED BY THE COMPANY WITH THE SEC HAS BEEN QUALIFIED BY THE SEC. ANY SUCH OFFER MAY BE WITHDRAWN OR REVOKED, WITHOUT OBLIGATION OR COMMITMENT OF ANY KIND, AT ANY TIME BEFORE NOTICE OF ACCEPTANCE GIVEN AFTER THE DATE OF QUALIFICATION.
AN INDICATION OF INTEREST INVOLVES NO OBLIGATION OR COMMITMENT OF ANY KIND.
AN OFFERING STATEMENT REGARDING THIS OFFERING HAS BEEN FILED WITH THE SEC. YOU MAY OBTAIN A COPY OF THE PRELIMINARY OFFERING CIRCULAR THAT IS PART OF THAT OFFERING STATEMENT FROM:

http://bit.ly/ERC1-OC
http://bit.ly/ERC2-OC



JERRY ELLENBURG
CHAIRMAN & CEO, ERC HOMEBUILDERS

ERC Homebuilders, Inc.
Real Estate Service

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ERC Homebuilders, Inc.
Published by Matthew Meblin · May 18

#realestate #investing #investor #realestateinvestors #realestateinvesting #ERChomes #buildtorent

http://bit.ly/ERC-Invest

NO MONEY OR OTHER CONSIDERATION IS BEING SOLICITED, AND IF SENT IN RESPONSE, WILL NOT BE ACCEPTED. NO OFFER TO BUY THE SECURITIES CAN BE ACCEPTED AND NO PART OF THE PURCHASE PRICE CAN BE RECEIVED UNTIL THE OFFERING STATEMENT FILED BY THE COMPANY WITH THE SEC HAS BEEN QUALIFIED BY THE SEC. ANY SUCH OFFER MAY BE WITHDRAWN OR REVOKED, WITHOUT OBLIGATION OR COMMITMENT OF ANY KIND, AT ANY TIME BEFORE NOTICE OF ACCEPTANCE GIVEN AFTER THE DATE OF QUALIFICATION.
AN INDICATION OF INTEREST INVOLVES NO OBLIGATION OR COMMITMENT OF ANY KIND.

AN OFFERING STATEMENT REGARDING THIS OFFERING HAS BEEN FILED WITH THE SEC. [THE PRELIMINARY OFFERING CIRCULAR THAT IS PART OF THAT OFFERING STATEMENT IS ATTACHED] OR [YOU MAY OBTAIN A COPY OF THE PRELIMINARY OFFERING CIRCULAR THAT IS PART OF THAT OFFERING STATEMENT FROM:

http://bit.ly/ERC1-OC
http://bit.ly/ERC2-OC



ERC Homebuilders, Inc. updated their website address. Learn More

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ERC Homebuilders, Inc.
Published by Matthew Meblin · May 30

Build-to-rent homes make the dream of living in a single-family home a possibility for many people unable to purchase a home due to the financial pressures of a large down payment and student loans.

#investor #investing #realestate #realestateinvestor

http://bit.ly/ERC-Invest

NO MONEY OR OTHER CONSIDERATION IS BEING SOLICITED, AND IF SENT IN RESPONSE, WILL NOT BE ACCEPTED. NO OFFER TO BUY THE SECURITIES CAN BE ACCEPTED AND NO PART OF THE PURCHASE PRICE CAN BE RECEIVED UNTIL THE OFFERING STATEMENT FILED BY THE COMPANY WITH THE SEC HAS BEEN QUALIFIED BY THE SEC. ANY SUCH OFFER MAY BE WITHDRAWN OR REVOKED, WITHOUT OBLIGATION OR COMMITMENT OF ANY KIND, AT ANY TIME BEFORE NOTICE OF ACCEPTANCE GIVEN AFTER THE DATE OF QUALIFICATION.
AN INDICATION OF INTEREST INVOLVES NO OBLIGATION OR COMMITMENT OF ANY KIND.

AN OFFERING STATEMENT REGARDING THIS OFFERING HAS BEEN FILED WITH THE SEC. YOU MAY OBTAIN A COPY OF THE PRELIMINARY OFFERING CIRCULAR THAT IS PART OF THAT OFFERING STATEMENT FROM:

http://bit.ly/ERC1-OC
http://bit.ly/ERC2-OC


92% of millennials consider homeownership a good investment, but 43% of them have saved less than $3,000 for a down payment.
92%
43%
GOOD INVESTMENT
SAVED LESS THAN $3,000

ERC Homebuilders, Inc.

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ERC Homebuilders, Inc.
Published by Matthew Meblin · May 28

#investor #investing #realestate #realestateinvestor #ERChomes #buildtorent

http://bit.ly/ERC-Invest

NO MONEY OR OTHER CONSIDERATION IS BEING SOLICITED, AND IF SENT IN RESPONSE, WILL NOT BE ACCEPTED. NO OFFER TO BUY THE SECURITIES CAN BE ACCEPTED AND NO PART OF THE PURCHASE PRICE CAN BE RECEIVED UNTIL THE OFFERING STATEMENT FILED BY THE COMPANY WITH THE SEC HAS BEEN QUALIFIED BY THE SEC. ANY SUCH OFFER MAY BE WITHDRAWN OR REVOKED, WITHOUT OBLIGATION OR COMMITMENT OF ANY KIND, AT ANY TIME BEFORE NOTICE OF ACCEPTANCE GIVEN AFTER THE DATE OF QUALIFICATION.
AN INDICATION OF INTEREST INVOLVES NO OBLIGATION OR COMMITMENT OF ANY KIND.

AN OFFERING STATEMENT REGARDING THIS OFFERING HAS BEEN FILED WITH THE SEC. YOU MAY OBTAIN A COPY OF THE PRELIMINARY OFFERING CIRCULAR THAT IS PART OF THAT OFFERING STATEMENT FROM:

http://bit.ly/ERC1-OC
http://bit.ly/ERC2-OC



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ERC Homebuilders, Inc.
Published by Matthew Meblin [?] · June 24 at 12:28 PM

Ryan T. Koenig is the President and Chief Operating Officer of ERC Homebuilders, Inc., a position he has held since December 2018. He is also Director and the Chief Development Officer of KGEM since August 2016. From March 2011 until the present, he has been the President and Chief Operating Officer at eResidential and Commercial LLC (eRC Homes). Ryan has over 20 years of experience in real estate development and construction with the following companies: Wood Partners, Camden Properties, Turner Construction and Zaremba Development. Ryan has overseen approximately $500 million in completed construction projects. #meetourteam #investor #investing #realestateinvestor #realestate http://bit.ly/ERC-Invest

NO MONEY OR OTHER CONSIDERATION IS BEING SOLICITED, AND IF SENT IN RESPONSE, WILL NOT BE ACCEPTED.
NO OFFER TO BUY THE SECURITIES CAN BE ACCEPTED AND NO PART OF THE PURCHASE PRICE CAN BE RECEIVED UNTIL THE OFFERING STATEMENT FILED BY THE COMPANY WITH THE SEC HAS BEEN QUALIFIED BY THE SEC. ANY SUCH OFFER MAY BE WITHDRAWN OR REVOKED, WITHOUT OBLIGATION OR COMMITMENT OF ANY KIND, AT ANY TIME BEFORE NOTICE OF ACCEPTANCE GIVEN AFTER THE DATE OF QUALIFICATION.
AN INDICATION OF INTEREST INVOLVES NO OBLIGATION OR COMMITMENT OF ANY KIND.
[AFTER THE OFFERING STATEMENT HAS BEEN PUBLICLY FILED:] AN OFFERING STATEMENT REGARDING THIS OFFERING HAS BEEN FILED WITH THE SEC. YOU MAY OBTAIN A COPY OF THE PRELIMINARY OFFERING CIRCULAR THAT IS PART OF THAT OFFERING STATEMENT FROM:

http://bit.ly/ERC1-OC
http://bit.ly/ERC2-OC



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ERC Homebuilders

Real Estate · Riverview, Florida · 9 followers

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ERC Homebuilders is build-to-rent (B2R) real estate development company in Florida.

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Overview

ERC Homebuilders, Inc. was founded in 2018 as a build-to-rent (B2R) real estate development company wholesaling mini-neighborhoods of affordable single-family homes. Marshaling senior executive experience of over 100 combined years and $1 billion in construction experience, the company is at the forefront of the emerging B2R boom. Using innovative internet crowd financing via Regulation D and Regulation A+ offerings, ERC Homebuilders will offer investors the opportunity to invest in B2R homes presold in bundles to institutional investors. ERC Homebuilders plans to satisfy the pent-up demand of institutional investors for new rental housing while meeting the need of millennials and others for single-family living without the hurdles of home ownership. The company will initially build in Florida, later expanding to other Southeastern states.

Regulation A Offerings for ERC Homebuilders 1, Inc. and ERC Homebuilders 2, Inc. (each "the Company"):

No money or other consideration is being solicited, and if sent in response, will not be accepted.

No offer to buy the securities can be accepted and no part of the purchase price can be received until the offering statement filed by the Company with the SEC has been qualified by the SEC. Any such offer may be withdrawn or revoked, without obligation or commitment of any kind, at any time before notice of acceptance given after the date of qualification.

An indication of interest involves no obligation or commitment of any kind.

Offering statements regarding the ERC Homebuilders 1, Inc. and ERC Homebuilders 2, Inc.offerings have been filed with the SEC. You may obtain a copy of the preliminary Offering Circulars that are a part of the offering statements from here:
ERC Homebuilders 1, Inc.
http://bit.ly/ERC1-OC

ERC Homebuilders 2, Inc
http://bit.ly/ERC2-OC

Regulation D Offering for ERC Homebuilders, Inc.:

The Regulation D offering is made only to persons who are "accredited investors" (as that term is defined

Website	http://erchomes.com/
Phone	(813) 621-5000
Industry	Real Estate
Company size	2-10 employees
Headquarters	Riverview, Florida
Type	Privately Held
Founded	2018
Specialties	investment and real estate

Locations

Primary
2738 S Falkenburg Rd, Riverview, Florida 33578, US
Get directions



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ERC Homebuilders
9 followers
2w • Edited

A fun behind the scenes with our CEO Jerry Ellenburg, who is creating videos about our brand. #realestateinvestor #realestate #buildtorent
http://bit.ly/ERC-Invest

NO MONEY OR OTHER CONSIDERATION IS BEING SOLICITED, AND IF SENT IN RESPONSE, WILL NOT BE ACCEPTED. NO OFFER TO BUY THE SECURITIES CAN BE ACCEPTED AND NO PART OF THE PURCHASE PRICE CAN BE RECEIVED UNTIL THE OFFERING STATEMENT FILED BY THE COMPANY WITH THE SEC HAS BEEN QUALIFIED BY THE SEC. ANY SUCH OFFER MAY BE WITHDRAWN OR REVOKED, WITHOUT OBLIGATION OR COMMITMENT OF ANY KIND, AT ANY TIME BEFORE NOTICE OF ACCEPTANCE GIVEN AFTER THE DATE OF QUALIFICATION.
AN INDICATION OF INTEREST INVOLVES NO OBLIGATION OR COMMITMENT OF ANY KIND.

AN OFFERING STATEMENT REGARDING THIS OFFERING HAS BEEN FILED WITH THE SEC. YOU MAY OBTAIN A COPY OF THE PRELIMINARY OFFERING CIRCULAR THAT IS PART OF THAT OFFERING STATEMENT FROM:

http://bit.ly/ERC1-OC
http://bit.ly/ERC2-OC



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ERC Homebuilders
9 followers
1mo • Edited

Our team consists of seasoned professionals with decades of experience in private equity, specialty finance, real estate development, construction, and alternative investments. Our goal is to drive value and results while helping to spearhead the growing market of rentable homes. http://erchomes.com/team/

http://bit.ly/ERC-Invest

NO MONEY OR OTHER CONSIDERATION IS BEING SOLICITED, AND IF SENT IN RESPONSE, WILL NOT BE ACCEPTED. NO OFFER TO BUY THE SECURITIES CAN BE ACCEPTED AND NO PART OF THE PURCHASE PRICE CAN BE RECEIVED UNTIL THE OFFERING STATEMENT FILED BY THE COMPANY WITH THE SEC HAS BEEN QUALIFIED BY THE SEC. ANY SUCH OFFER MAY BE WITHDRAWN OR REVOKED, WITHOUT OBLIGATION OR COMMITMENT OF ANY KIND, AT ANY TIME BEFORE NOTICE OF ACCEPTANCE GIVEN AFTER THE DATE OF QUALIFICATION.

AN INDICATION OF INTEREST INVOLVES NO OBLIGATION OR COMMITMENT OF ANY KIND.

AN OFFERING STATEMENT REGARDING THIS OFFERING HAS BEEN FILED WITH THE SEC. YOU MAY OBTAIN A COPY OF THE PRELIMINARY OFFERING CIRCULAR THAT IS PART OF THAT OFFERING STATEMENT FROM:

http://bit.ly/ERC1-OC
http://bit.ly/ERC2-OC



Ryan T. Koenig
President and Chief Operating Officer

David A. Morris III
Consulting Chief Financial Officer

Scott Smytle
General Counsel and Secretary

Our Team
erchomes.com

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ERC Homebuilders
9 followers
1mo • Edited

The increasing demand for build-to-rent single-family homes may be marking the beginning of a housing cycle. ERC Homebuilders is offering shares in the corporation and separately in each of its two subsidiaries to finance its building efforts in North and South Florida.
http://bit.ly/ERC-Invest

NO MONEY OR OTHER CONSIDERATION IS BEING SOLICITED, AND IF SENT IN RESPONSE, WILL NOT BE ACCEPTED. NO OFFER TO BUY THE SECURITIES CAN BE ACCEPTED AND NO PART OF THE PURCHASE PRICE CAN BE RECEIVED UNTIL THE OFFERING STATEMENT FILED BY THE COMPANY WITH THE SEC HAS BEEN QUALIFIED BY THE SEC. ANY SUCH OFFER MAY BE WITHDRAWN OR REVOKED, WITHOUT OBLIGATION OR COMMITMENT OF ANY KIND, AT ANY TIME BEFORE NOTICE OF ACCEPTANCE GIVEN AFTER THE DATE OF QUALIFICATION.
AN INDICATION OF INTEREST INVOLVES NO OBLIGATION OR COMMITMENT OF ANY KIND.

AN OFFERING STATEMENT REGARDING THIS OFFERING HAS BEEN FILED WITH THE SEC. YOU MAY OBTAIN A COPY OF THE PRELIMINARY OFFERING CIRCULAR THAT IS PART OF THAT OFFERING STATEMENT FROM:

http://bit.ly/ERC1-OC
http://bit.ly/ERC2-OC


32.2% of millennials own homes, versus 60.4% of Gen Xers and 75% of baby boomers.
32.2% MILLENNIALS
60.4% GEN Xers
75% BABY BOOMERS
HOME OWNERSHIP

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1w • Edited

ERC Homebuilders Offers First Opportunity for Wide Range of Investors To Ride Build-To-Rent Wave
https://lnkd.in/e3zvNqw #realestate #buildtorent

http://bit.ly/ERC-Invest

NO MONEY OR OTHER CONSIDERATION IS BEING SOLICITED, AND IF SENT IN RESPONSE, WILL NOT BE ACCEPTED. NO OFFER TO BUY THE SECURITIES CAN BE ACCEPTED AND NO PART OF THE PURCHASE PRICE CAN BE RECEIVED UNTIL THE OFFERING STATEMENT FILED BY THE COMPANY WITH THE SEC HAS BEEN QUALIFIED BY THE SEC. ANY SUCH OFFER MAY BE WITHDRAWN OR REVOKED, WITHOUT OBLIGATION OR COMMITMENT OF ANY KIND, AT ANY TIME BEFORE NOTICE OF ACCEPTANCE GIVEN AFTER THE DATE OF QUALIFICATION.
AN INDICATION OF INTEREST INVOLVES NO OBLIGATION OR COMMITMENT OF ANY KIND.

AN OFFERING STATEMENT REGARDING THIS OFFERING HAS BEEN FILED WITH THE SEC. YOU MAY OBTAIN A COPY OF THE PRELIMINARY OFFERING CIRCULAR THAT IS PART OF THAT OFFERING STATEMENT FROM:

http://bit.ly/ERC1-OC
http://bit.ly/ERC2-OC

ERC HOMEBUILDERS

ERC Homebuilders Offers First Opportunity for Wide Range of Investors To Ride Build-To-Rent Wave
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ERC Homebuilders
9 followers
1mo • Edited

Build-to-rent homes make the dream of living in a single-family home a possibility for many people unable to purchase a home due to the financial pressures of a large down payment and student loans. #investor #investing #realestate #realestateinvestor
http://bit.ly/ERC-Invest

NO MONEY OR OTHER CONSIDERATION IS BEING SOLICITED, AND IF SENT IN RESPONSE, WILL NOT BE ACCEPTED. NO OFFER TO BUY THE SECURITIES CAN BE ACCEPTED AND NO PART OF THE PURCHASE PRICE CAN BE RECEIVED UNTIL THE OFFERING STATEMENT FILED BY THE COMPANY WITH THE SEC HAS BEEN QUALIFIED BY THE SEC. ANY SUCH OFFER MAY BE WITHDRAWN OR REVOKED, WITHOUT OBLIGATION OR COMMITMENT OF ANY KIND, AT ANY TIME BEFORE NOTICE OF ACCEPTANCE GIVEN AFTER THE DATE OF QUALIFICATION.

AN INDICATION OF INTEREST INVOLVES NO OBLIGATION OR COMMITMENT OF ANY KIND.

AN OFFERING STATEMENT REGARDING THIS OFFERING HAS BEEN FILED WITH THE SEC. YOU MAY OBTAIN A COPY OF THE PRELIMINARY OFFERING CIRCULAR THAT IS PART OF THAT OFFERING STATEMENT FROM:

http://bit.ly/ERC1-OC
http://bit.ly/ERC2-OC


92% of millennials consider homeownership a good investment, but 43% of them have saved less than $3,000 for a down payment.
92%
43%
GOOD INVESTMENT
SAVED LESS THAN $3,000

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ERC Homebuilders
9 followers
3w • Edited

ERC Homebuilders plans on building throughout the state of Florida. Our subsidiaries in North Florida and South Florida intend to each launch a Reg A+ offering open to investors of all wealth levels – subject to Qualification by the SEC.
#investor #investing #realestate #realestateinvestor #realestateinvesting
http://bit.ly/ERC-Invest

NO MONEY OR OTHER CONSIDERATION IS BEING SOLICITED, AND IF SENT IN RESPONSE, WILL NOT BE ACCEPTED. NO OFFER TO BUY THE SECURITIES CAN BE ACCEPTED AND NO PART OF THE PURCHASE PRICE CAN BE RECEIVED UNTIL THE OFFERING STATEMENT FILED BY THE COMPANY WITH THE SEC HAS BEEN QUALIFIED BY THE SEC. ANY SUCH OFFER MAY BE WITHDRAWN OR REVOKED, WITHOUT OBLIGATION OR COMMITMENT OF ANY KIND, AT ANY TIME BEFORE NOTICE OF ACCEPTANCE GIVEN AFTER THE DATE OF QUALIFICATION.
AN INDICATION OF INTEREST INVOLVES NO OBLIGATION OR COMMITMENT OF ANY KIND.

AN OFFERING STATEMENT REGARDING THIS OFFERING HAS BEEN FILED WITH THE SEC. YOU MAY OBTAIN A COPY OF THE PRELIMINARY OFFERING CIRCULAR THAT IS PART OF THAT OFFERING STATEMENT FROM:

http://bit.ly/ERC1-OC
http://bit.ly/ERC2-OC


3.9M new rental units are forecast for 2016-2020, with 1.5M expected to be homes.
3.9M
1.5M

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ERC Homebuilders
3 followers
1w • Edited

Ryan T. Koenig is the President and Chief Operating Officer of ERC Homebuilders, Inc., a position he has held since December 2018. He is also Director and the Chief Development Officer of KGEM since August 2016. From March 2011 until the present, he has been the President and Chief Operating Officer at eResidential and Commercial LLC (eRC Homes). Ryan has over 20 years of experience in real estate development and construction with the following companies: Wood Partners, Camden Properties, Turner Construction and Zaremba Development. Ryan has overseen approximately $500 million in completed construction projects. #meetourteam #buildtorent #realestate http://bit.ly/ERC-Invest

NO MONEY OR OTHER CONSIDERATION IS BEING SOLICITED, AND IF SENT IN RESPONSE, WILL NOT BE ACCEPTED. NO OFFER TO BUY THE SECURITIES CAN BE ACCEPTED AND NO PART OF THE PURCHASE PRICE CAN BE RECEIVED UNTIL THE OFFERING STATEMENT FILED BY THE COMPANY WITH THE SEC HAS BEEN QUALIFIED BY THE SEC. ANY SUCH OFFER MAY BE WITHDRAWN OR REVOKED, WITHOUT OBLIGATION OR COMMITMENT OF ANY KIND, AT ANY TIME BEFORE NOTICE OF ACCEPTANCE GIVEN AFTER THE DATE OF QUALIFICATION.

OFFERING STATEMENTS:

http://bit.ly/ERC1-OC
http://bit.ly/ERC2-OC



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ERC Homebuilders
3 followers
1w • Edited

Be a smart investor. #realestateinvestor #realestateinvesting

http://bit.ly/ERC-Invest

NO MONEY OR OTHER CONSIDERATION IS BEING SOLICITED, AND IF SENT IN RESPONSE, WILL NOT BE ACCEPTED. NO OFFER TO BUY THE SECURITIES CAN BE ACCEPTED AND NO PART OF THE PURCHASE PRICE CAN BE RECEIVED UNTIL THE OFFERING STATEMENT FILED BY THE COMPANY WITH THE SEC HAS BEEN QUALIFIED BY THE SEC. ANY SUCH OFFER MAY BE WITHDRAWN OR REVOKED, WITHOUT OBLIGATION OR COMMITMENT OF ANY KIND, AT ANY TIME BEFORE NOTICE OF ACCEPTANCE GIVEN AFTER THE DATE OF QUALIFICATION.
AN INDICATION OF INTEREST INVOLVES NO OBLIGATION OR COMMITMENT OF ANY KIND.

AN OFFERING STATEMENT REGARDING THIS OFFERING HAS BEEN FILED WITH THE SEC. YOU MAY OBTAIN A COPY OF THE PRELIMINARY OFFERING CIRCULAR THAT IS PART OF THAT OFFERING STATEMENT FROM:

http://bit.ly/ERC1-OC
http://bit.ly/ERC2-OC


One marketplace, SVN | SFRhub Advisors, has a $2B backlog in demand from its clients.
$
$
2B
SVN
SFRHUB ADVISORS

1

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9 followers
2w • Edited

What is ERC? Answered by Jerry Ellenburg #realestateinvestor #realestateinvesting http://bit.ly/ERC-Invest

NO MONEY OR OTHER CONSIDERATION IS BEING SOLICITED, AND IF SENT IN RESPONSE, WILL NOT BE ACCEPTED. NO OFFER TO BUY THE SECURITIES CAN BE ACCEPTED AND NO PART OF THE PURCHASE PRICE CAN BE RECEIVED UNTIL THE OFFERING STATEMENT FILED BY THE COMPANY WITH THE SEC HAS BEEN QUALIFIED BY THE SEC. ANY SUCH OFFER MAY BE WITHDRAWN OR REVOKED, WITHOUT OBLIGATION OR COMMITMENT OF ANY KIND, AT ANY TIME BEFORE NOTICE OF ACCEPTANCE GIVEN AFTER THE DATE OF QUALIFICATION.
AN INDICATION OF INTEREST INVOLVES NO OBLIGATION OR COMMITMENT OF ANY KIND.

AN OFFERING STATEMENT REGARDING THIS OFFERING HAS BEEN FILED WITH THE SEC. YOU MAY OBTAIN A COPY OF THE PRELIMINARY OFFERING CIRCULAR THAT IS PART OF THAT OFFERING STATEMENT FROM:

http://bit.ly/ERC1-OC
http://bit.ly/ERC2-OC



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One marketplace, SVN | SFRhub Advisors, has a $2B backlog in demand from its clients.
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erchomebuilders Be a smart investor. #realestateinvestor #realestateinvesting http://bit.ly/ERC-Invest
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erchomebuilders A fun behind the scenes with our CEO Jerry Ellenburg, who is creating videos about our brand. #realestateinvestor #investor #investing #realestate http://bit.ly/ERC-Invest
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Tallahassee
Jacksonville
Panama City
Gainesville
2
Orlando
Tampa
1
Ft. Myers
W. Palm Beach
Miami
2 ERC Homebuilders 2
North Florida
1 ERC Homebuilders 1
South Florida

erchomebuilders

erchomebuilders ERC Homebuilders plans on building throughout the state of Florida. Our subsidiaries in North Florida and South Florida intend to each launch a Reg A+ offering open to investors of all wealth levels – subject to Qualification by the SEC. Each subsidiary is aiming to raise up to $50 million in equity capital to fund projects within their region. #realestateinvestors #realestate #realestateinvesting #investing http://bit.ly/ERC-Invest

5w

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MAY 23

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ERC Homebuilders, Inc.
ERC Homebuilders is a build-to-rent (B2R) #realestate development company in Florida. #realestateinvesting
bit.ly/ERC-Invest
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erchomebuilders
and Chief Executive Officer of ERC since August 2011. Jerry also serves as the Chairman and Chief Executive Officer of KGEM Golf, Inc. since December 2018. Jerry has a total of 35 years of experience in the following areas: real estate ownership, management and the financing of multi-family properties and management of over $750 million in debt and equity financings.
Jerry graduated from the University of California, Berkeley in 1971, and is a California-licensed CPA (inactive). #realestate #realestateinvesting #realestateinvestors http://bit.ly/ERC-Invest
5w
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32.2% of millennials own homes, versus 60.4% of Gen Xers and 75% of baby boomers.
32.2% MILLENNIALS
60.4% GEN Xers
75% BABY BOOMERS
HOME OWNERSHIP
erchomebuilders
erchomebuilders The increasing demand for build-to-rent single-family homes may be marking the beginning of a housing cycle. ERC Homebuilders is offering shares in the corporation and separately in each of its two subsidiaries to finance its building efforts in North and South Florida. #investor #investing #realestateinvestor #realestate http://bit.ly/ERC-Invest
4w
bubbleofawesomeness @constantlivin
4w 1 like Reply
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92% of millennials consider homeownership a good investment, but 43% of them have saved less than $3,000 for a down payment.
92%
43%
GOOD INVESTMENT
SAVED LESS THAN $3,000
erchomebuilders
erchomebuilders Build-to-rent homes make the dream of living in a single-family home a possibility for many people unable to purchase a home due to the financial pressures of a large down payment and student loans. #investor #investing #realestate #realestateinvestor http://bit.ly/ERC-Invest
4w
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3.9M new rental units are forecast for 2016-2020, with 1.5M expected to be homes.
3.9M
1.5M

erchomebuilders

erchomebuilders ERC Homebuilders plans on building throughout the state of Florida. Our subsidiaries in North Florida and South Florida intend to each launch a Reg A+ offering open to investors of all wealth levels – subject to Qualification by the SEC. #investor #investing #realestate #realestateinvestor #realestateinvesting http://bit.ly/ERC-Invest

3w

kevinchristopheriii Hey there! Could you check your dm for me?

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erchomebuilders
homes may be marking the beginning of a housing cycle. ERC Homebuilders is offering shares in the corporation and separately in each of its two subsidiaries to finance its building efforts in North and South Florida. #investing #investor #realestateinvestors #realestateinvesting http://bit.ly/ERC-Invest
5w
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MAY 23
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erchomebuilders
demand for build-to-rent single-family homes may be marking the beginning of a housing cycle. ERC Homebuilders is offering shares in the corporation and separately in each of its two subsidiaries to finance its building efforts in North and South Florida.
#realestateinvestors #investing
#realestateinvesting #realestateinvesting
http://bit.ly/ERC-Invest
5w
11 likes
MAY 23
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3.9M
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erchomebuilders
#millenials. Many first-time and aspiring homeowners are seeking more space, privacy and a backyard without all of the responsibilities that come with homeownership. Additionally, build-to-rent homes make the dream of living in a single-family home a possibility for many people unable to purchase a home due to the financial pressures of a large down payment and student loans. #investment #realestate #realestateinvesting #realestateinvestors http://bit.ly/ERC-Invest
5w
cashnflowofficial
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erchomebuilders
he has held since December 2018. He is also Director and the Chief Development Officer of KGEM since August 2016. From March 2011 until the present, he has been the President and Chief Operating Officer at eResidential and Commercial LLC (eRC Homes). Ryan has over 20 years of experience in real estate development and construction with the following companies: Wood Partners, Camden Properties, Turner Construction and Zaremba Development. Ryan has overseen approximately $500 million in completed construction projects. #meetourteam #investor #investing #realestateinvestor #realestate http://bit.ly/ERC-Invest
1w
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erchomebuilders What is ERC? Answered by Jerry Ellenburg #realestateinvestor #realestateinvestor #realestateinvesting http://bit.ly/ERC-Invest
2w
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JERRY ELLENBURG
CHAIRMAN & CEO, ERC HOMEBUILDERS
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